UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22648

Aspiriant Trust

(Exact name of registrant as specified in charter)

11100 Santa Monica Boulevard Suite 600
Los Angeles, California 90025

(Address of principal executive offices) ( Zip code)

Robert J. Francais

Aspiriant Trust
11100 Santa Monica Boulevard Suite 600
Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code: (310) 806-4000

Date of fiscal year end: Feb 28

Date of reporting period: February 28, 2017

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

ASPIRIANT DEFENSIVE ALLOCATION FUND

Each a series of Aspiriant Trust

Annual Report

February 28, 2017

ASPIRIANT TRUST

TABLE OF CONTENTS

Letter to Shareholders	2
Growth of $10,000 Investment and Performance	8
Summary of Investments	11
Schedules of Investments	13
Statements of Assets and Liabilities.	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	43
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	62
Other Information	63
Expense Examples	67
Trustees and Officers	69
Privacy Policy	71

2

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS

February 28, 2017

The Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund” or the “Fund”), formerly the Aspiriant Risk-Managed Global Equity Fund, returned 14.63% for the fiscal year ended February 28, 2017. Over the same period, Equity Allocation Fund’s benchmark, the MSCI ACWI Index (the “Benchmark”), returned 22.07%. Broad equity markets were positive for the one year period ended February 28, 2017, with domestic equity markets generally outpacing international markets’ returns which continued to face a head wind of a rising U.S. dollar. The only major international markets to keep pace with U.S. markets were those of Emerging Markets as measured by the MSCI Emerging Markets Index return of 29.46%. U.S. small capitalization stocks performed very well as measured by the Russell 2000 Index return of 36.11%. The Fund’s equity securities are generally larger capitalization, higher quality and less risky than those that did well during the year. Further, interest rates spiked in the last weeks of the calendar year as growth and inflation expectations were reset. With significant exposure to interest rate sensitive sectors, the iShares Edge MSCI Min Vol Global ETF was hurt by the resetting expectations and was the largest detractor from performance.

During the year, AQR Capital Management, LLC and Equity Investment Corporation were terminated as sub-advisers to Equity Allocation Fund. Wells Capital Management, Inc., through its wholly-owned subsidiary Analytic Investors, LLC (“Analytic”), and Acadian Asset Management LLC (“Acadian”) were added as sub-advisers to the Fund during the third and fourth quarters of the fiscal year, respectively. Analytic runs a U.S. low volatility strategy, and Acadian runs a global low volatility strategy, diversifying our low volatility strategies. The Fund continues to hold the iShares Edge MSCI Min Vol Global ETF.

All of the sub-advisers and underlying funds underperformed the Benchmark for the fiscal year. The underperformance by the quality strategies managed by Aperio Group, LLC and utilized by the GMO Quality Fund was minimal compared to the other strategies.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in smaller companies with limited resources, foreign securities and currencies, emerging markets, derivatives and illiquid investments, and use of predictive models. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity funds.

Foreign securities have additional risks including currency rate changes, political and economic instability, less regulation and market liquidity. Investments in emerging markets involve even greater risks.

3

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2017

The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The adviser and sub-advisers may be unable to construct the Fund’s investment portfolio such that the intended federal tax implications, when making investment decisions with respect to individual securities, are achieved.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 emerging markets countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks of U.S. domiciled companies.

4

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

February 28, 2017

The Aspiriant Risk-Managed Municipal Bond Fund (“Municipal Bond Fund” or the “Fund”), returned 0.60% for the fiscal year ended February 28, 2017. Over the same period, Fund’s benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Index (the “Benchmark”), returned 0.02%. Volatility for the fiscal year was generally low despite spikes around certain events (e.g., Puerto Rico default, U.K. referendum, U.S. election). High-yield municipal bonds struggled in the final weeks of the year but outperformed for the year and positively contributed to the performance of the Municipal Bond Fund. Credit spreads, excluding Puerto Rico, contracted through the most of the year but widened in the aftermath of the November elections and then began to narrow again in mid-December. The Fund has reduced its exposure to high yield municipal bonds but still maintains an overweight position at the fiscal year-end.

During the year, Municipal Bond Fund has added two partnerships managed by MacKay Shields LLC, the MacKay Municipal Credit Opportunities Fund, L.P. (“Credit Opportunities Fund”) and MacKay Municipal Opportunities Fund, L.P. (“Muni Opportunities Fund”, and together with the Credit Opportunities Fund, the “MacKay Funds”). The Muni Opportunities Fund focuses on investment grade issues while the Credit Opportunities Fund targets high yield or less than investment grade issues. The MacKay Funds may trade more frequently than other funds or sub-advisers used within the Fund. The MacKay Funds may use leverage from time to time to enhance returns which may cause additional volatility.

Wells Capital Management, Inc. (“WellsCap”) was added as a sub-adviser to the Fund. WellsCap also utilizes a disciplined relative value approach, seeking opportunities from changing market trends, pricing inefficiencies, and intensive credit analysis, including below investment grade securities, to provide excess returns.

The investment in the Credit Opportunities Fund detracted from performance due to its exposure to high yield credits and use of leverage following the U.S. election. Nuveen Asset Management, LLC, Vanguard Limited-Term Tax-Exempt Fund and Vanguard Intermediate-Term Tax-Exempt Fund outperformed the Benchmark for the entire fiscal year and benefited the Fund’s performance.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The Fund is exposed to the same risks that are associated with investing in underlying municipal securities owned by the Fund. The Fund is subject to interest rate risk; as interest rates rise, bond prices generally fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Investments in securities of non-U.S. issuers or U.S. issuers with significant non-U.S. operations may present more risk.

5

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2017

The use of derivatives involves substantial financial risks and transaction costs. Certain derivatives may be illiquid. The Fund’s use of inverse floaters may magnify the potential for losses. The Fund periodically engages in portfolio leverage and when doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Investing in securities of non-U.S. issuers or U.S. issues with significant non-U.S. operations may present more risk due to the inherent risks associated with political, social, and economic development abroad and different legal, regulatory, and tax environments. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s portfolio.

Income may be subject to the alternative minimum tax.

These and other risk considerations, such as preferred securities, call, income, municipal lease obligations, political and economic, and zero coupon bond risks, are described in detail in the Fund’s prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg Barclays 1-15 Year Municipal Bond Index is considered representative of the tax-exempt bond market. It consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years.

6

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS

February 28, 2017

The Aspiriant Defensive Allocation Fund (“Defensive Allocation Fund” or the “Fund”) returned 6.54% for the fiscal year ended February 28, 2017. Over the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index, returned 6.53%. Volatility was generally low during the year, except for major political events; specifically the Brexit referendum in June and the U.S. election in November.

Defensive Allocation Fund seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indices.

U.S. equity markets, as measured by the S&P 500 Index, continued their outperformance during the period versus international markets, as measured by the MSCI ACWI Ex USA Index, earning an additional 5.67% in return, a trend that has been largely intact for much of the past six years. Core Diversifiers, global asset allocation strategies that invest across the full risk spectrum, benefited from strong equity markets and returned roughly 15% for the period. Conversely, Alternative Diversifiers, investments in strategies with return patterns less sensitive to movements in traditional markets, provided an approximate return of -0.90% for the period. The performance of the Alternative Diversifiers was pulled down by our positions in managed futures funds (i.e., trend following funds) and the timing of building out certain positions as the Fund absorbed new capital inflows.

Over the period, the allocation to Core Diversifiers increased to approximately 60% of Fund assets, up from approximately 50% at the beginning of the period. The Core Diversifiers managers dynamically adjust their asset allocations as the investment opportunities change. As these managers increased their holdings of less correlated strategies (e.g., merger arbitrage, relative value, cash/U.S. treasuries) over the year and became more defensive, the Adviser felt comfortable shifting the Fund’s allocation as the underlying exposures did not change.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same economic or market events.

7

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

February 28, 2017

The Fund may invest in derivatives which can be highly volatile, illiquid, and difficult to value. The use of derivatives and leverage could accelerate losses to the Fund. Losses may be substantially greater than the original amount invested. There is also a possibility that derivatives may not perform as intended which can reduce the opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund is exposed to the principal risks of the underlying funds in which it invests. These risks include alternative strategies risk, commodity risk, counterparty risk, credit risk, derivatives risk, floating rate loss risk, foreign securities and currencies risk, liquidity risk, market risk, REIT and real estate risk, short sale risk, and small and mid-cap company risk. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The HFRI Fund of Funds Composite Index is an equal weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

The S&P 500 is a market capitalization-weighted index that includes 500 stocks representing all major industries.

The MSCI ACWI ex USA Index capture large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries.

8

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2017 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Advisor Shares made as of the close of business on April 4, 2013 (Commencement of the Fund’s Operations).

	Annualized
Total Returns as of February 28, 2017	1 Year	Since Inception*
Aspiriant Risk-Managed Equity Allocation Fund
Advisor Shares	14.63%	5.46%
MSCI ACWI Index (1)	22.07%	7.96%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The adviser has contractually agreed to waive certain fees/expenses to the extent that they do not exceed 2.25% for Advisor Shares. The adviser may recoup previously waived expenses that it assumed for up to two years from the end of the fiscal year in which the expenses were incurred. The adviser has also contractually agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2018. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business April 4, 2013 (commencement of operations) through February 28, 2017.

(1)

The MSCI ACWI Index, which captures large and mid cap representation, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

9

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2017 (Unaudited)

The above graph assumes an initial investment of $10,000 in Shares made as of the close of business on July 1, 2015 (Commencement of the Fund’s Operations).

	Annualized
Total Returns as of February 28, 2017	1 Year	Since Inception*
Aspiriant Risk-Managed Municipal Fund	0.60%	2.67%
Bloomberg Barclays 1-15 Yr. Municipal Bond Index (1)	0.02%	2.43%
Bloomberg Barclays Municipal Bond Index (2)	0.25%	2.88%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The adviser has contractually agreed to waive certain fees/expenses to the extent that they do not exceed 1.00%. The adviser may recoup previously waived expenses that it assumed for up to two years from the end of the fiscal year in which the expenses were incurred. The adviser has also contractually agreed to waive its advisory fee from 0.27% to 0.24% through June 30, 2018. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business July 1, 2015 (commencement of operations) through February 28, 2017.

(1)	The Bloomberg Barclays 1-15 Year Municipal Bond Index measures the performance of municipal bonds with maturities between one and 17 years.

(2)

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The above referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

10

ASPIRIANT DEFENSIVE ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

February 28, 2017 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on December 14, 2015 (Commencement of the Fund’s Operations).

	Annualized
Total Returns as of February 28, 2017	1 Year	Since Inception*
Aspiriant Defensive Allocation Fund	6.54%	3.37%
HFRI Fund of Funds Composite Index (1)	6.53%	1.60%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business December 14, 2015 (commencement of operations) through February 28, 2017.

(1)	The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

11

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SUMMARY OF INVESTMENTS

As of February 28, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	9.1%
Consumer Staples	7.1%
Health Care	5.9%
Communications	5.1%
Technology	5.0%
Consumer Discretionary	3.6%
Utilities	3.1%
Industrials	2.1%
Other	1.4%
Total Common Stocks	42.4%
Open-End Mutual Fund	29.8%
Exchange-Traded Funds	24.0%
Preferred Stock	0.0%[1]
Short-Term Investments	15.0%
Total Investments	111.2%
Liabilities in excess of other assets	(11.2%)
Total Net Assets	100.0%

[1]	Rounds to less than 0.05.

See accompanying Notes to Financial Statements.

12

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SUMMARY OF INVESTMENTS

As of February 28, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Municipal Bonds
General	10.3%
Medical	8.7%
Development	6.7%
General Obligation	4.0%
Education	3.9%
Transportation	2.5%
Higher Education	2.4%
Airport	2.1%
Water	1.8%
Tobacco Settlement	1.7%
Multifamily Housing	1.4%
School District	1.4%
Facilities	1.1%
Housing	1.0%
Other	3.5%
Total Municipal Bonds	52.5%
Closed-End Mutual Funds	0.9%
Open-End Mutual Funds	32.7%
Limited Partnerships	7.8%
Short-Term Investment	5.9%
Total Investments	99.8%
Other assets less liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

13

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS — 42.4%
	AUSTRALIA — 0.2%
15,260	AGL Energy Ltd.	$282,047
47,500	Bendigo and Adelaide Bank Ltd.	444,616
6,476	Coca-Cola Amatil Ltd.	50,848
1,818	Newcrest Mining Ltd.	30,796
311	Rio Tinto Ltd.	14,745
35,251	Telstra Corp. Ltd.	130,198
9,661	Wesfarmers Ltd.	316,215
		1,269,465
	AUSTRIA — 0.1%
1,311	Agrana Beteiligungs A.G.	147,220
4,574	OMV A.G.	174,843
922	Raiffeisen Bank International A.G.*	20,448
11,517	Voestalpine A.G.	483,903
		826,414
	BELGIUM — 0.2%
2,800	Ageas	106,448
21,167	Colruyt S.A.	992,442
5,673	Elia System Operator S.A./N.V.	290,829
		1,389,719
	BERMUDA — 2.0%
11,359	Arch Capital Group Ltd.*	1,074,221
14,636	Assured Guaranty Ltd.	601,686
15,873	Axis Capital Holdings Ltd.	1,099,999
454	Bunge Ltd.	37,160
29,000	Cheung Kong Infrastructure Holdings Ltd.	238,774
32,753	Endurance Specialty Holdings Ltd.	3,043,736
16,746	Everest Re Group Ltd.	3,937,654
57,000	NWS Holdings Ltd.	103,816
28,000	Regal Hotels International Holdings Ltd.	15,365
17,561	RenaissanceRe Holdings Ltd.	2,592,706
32,900	Validus Holdings Ltd.	1,897,014
227,000	Yue Yuen Industrial Holdings Ltd.	844,638
		15,486,769
	BRAZIL — 0.1%
14,698	Banco do Brasil S.A. - ADR	152,859
25,275	Telefonica Brasil S.A. - ADR	364,213
		517,072
	CANADA — 2.1%
13,389	Agnico Eagle Mines Ltd.	567,828
20,204	Bank of Montreal[1]	1,528,029
38,824	Bank of Nova Scotia[1]	2,259,169
29,047	BCE, Inc.	1,267,611
1,500	Calian Group Ltd.	29,182
40,959	Canadian Imperial Bank of Commerce[1]	3,603,226
13,000	Canadian Real Estate Investment Trust - REIT	487,427
10,000	Cineplex, Inc.	376,826
6,521	Eldorado Gold Corp.*[1]	19,954
5,800	Inovalis Real Estate Investment Trust	41,004
9,600	Loblaw Cos. Ltd.	500,599
10,318	Magna International, Inc.	442,229
35,518	Royal Bank of Canada	2,581,093
29,154	Shaw Communications, Inc. - Class B	606,813
21,433	Thomson Reuters Corp.	906,616
15,356	Toronto-Dominion Bank	792,245
		16,009,851
	CAYMAN ISLANDS — 0.1%
80,466	Cheung Kong Property Holdings Ltd	547,114
12,457	CK Hutchison Holdings Ltd.	153,864
18,500	First Sponsor Group Ltd.	17,557
		718,535
	CHILE — 0.3%
11,342	Banco de Chile - ADR	818,666
6,357	Cia Cervecerias Unidas S.A. - ADR	150,852
144,816	Enel Americas S.A. - ADR	1,411,956
42,388	Enel Chile S.A. - ADR	214,059
		2,595,533
	CHINA — 0.4%
1,156,000	Bank of China Ltd. - Class H	584,901
36,850	China Construction Bank Corp. - ADR	605,077
4,821	China Telecom Corp. Ltd. - ADR	227,358
6,685	Huaneng Power International, Inc. - ADR	183,236
2,418,321	Industrial & Commercial Bank of China Ltd. - Class H	1,584,625
		3,185,197
	COLOMBIA — 0.1%
22,449	Bancolombia S.A. - ADR	838,470

14

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	CURACAO — 0.1%
4,745	Schlumberger Ltd.	$381,308

	DENMARK — 0.3%
3,489	ISS A/S	135,762
5,750	Carlsberg A/S - Class B	504,692
16,734	Coloplast A/S - Class B	1,179,857
773	Harboes Bryggeri A/S	15,478
4,216	Novo Nordisk A/S - ADR	148,951
5,130	William Demant Holding A/S*	104,981
		2,089,721
	FINLAND — 0.0%[5]
1,675	Orion Oyj - Class A	84,874
20,441	Raisio Oyj	76,876
		161,750
	FRANCE — 0.3%
1,476	Albioma S.A.	25,450
26,660	AXA S.A.	629,656
459	Bastide le Confort Medical	15,220
146	Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France	12,629
87	CIC	16,290
4,645	Cie Generale des Etablissements Michelin	523,000
4,168	Credit Agricole S.A.	50,417
12,490	Engie S.A.	152,819
415	Fleury Michon S.A.	26,704
542	L'Oreal S.A.	100,906
178	Laurent-Perrier	13,332
915	Metropole Television S.A.	19,385
255	Pernod Ricard S.A.	29,184
239	PSB Industries S.A.	13,817
7,960	Rallye S.A.	180,863
1,458	Rubis SCA	136,761
461	Sanofi	39,765
		1,986,198
	GERMANY — 0.4%
3,062	Aareal Bank A.G.	112,894
7,890	Allianz S.E. - ADR	137,365
14,914	Freenet A.G.	444,541
2,059	Henkel A.G. & Co.	222,178
6,963	Muenchener Rueckversicherungs-Gesellschaft A.G.	1,315,291
1,191	MVV Energie A.G.	29,582
17,312	Rhoen Klinikum A.G.	435,502
		2,697,353
	GUERNSEY — 0.8%
96,081	Amdocs Ltd.	5,827,313

	HONG KONG — 1.4%
52	AIA Group Ltd.	328
2,000	Allied Group Ltd.	12,367
322,000	BOC Hong Kong Holdings Ltd.	1,272,034
93,776	China Mobile Ltd. - ADR	5,182,062
46,653	China Unicom Hong Kong Ltd. - ADR[1]	564,501
64,000	Chinney Investments Ltd.	22,428
142,000	CLP Holdings Ltd.	1,444,281
42,910	Hang Seng Bank Ltd.	879,318
60,000	Hon Kwok Land Investment Co., Ltd.	32,522
112,000	Hong Kong & China Gas Co., Ltd.	215,296
81,058	MTR Corp. Ltd.	428,514
46,500	Power Assets Holdings Ltd.	417,157
95,000	Regal Real Estate Investment Trust - REIT	26,795
25,000	Sun Hung Kai Properties Ltd.	365,252
		10,862,855
	INDIA — 0.1%
40,054	Infosys Ltd. - ADR[1]	606,418

	INDONESIA — 0.1%
34,752	Telekomunikasi Indonesia Persero Tbk P.T. - ADR	990,432

	IRELAND — 0.2%
5,572	Accenture PLC - Class A	682,570
127,035	Irish Residential Properties REIT PLC	161,497
22,317	Ryanair Holdings PLC*	338,090
		1,182,157
	ISRAEL — 0.5%
2,403	Alrov Properties and Lodgings Ltd.	55,779
31,195	Bank Hapoalim B.M.	192,289
17,176	Bank Leumi Le-Israel B.M.*	75,307
15,102	Check Point Software Technologies Ltd.*	1,493,739

15

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	ISRAEL (Continued)
2,488	Dor Alon Energy in Israel 1988 Ltd.	$38,130
2,131	Elbit Systems Ltd.[1]	251,458
493	IES Holdings Ltd.	17,569
186,616	Israel Discount Bank Ltd. - Class A*	413,048
1,840	Maabarot Products Ltd.	35,521
30,528	Mediterranean Towers Ltd.	47,901
16,560	Nice Ltd. - ADR[1]	1,130,220
479	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	21,326
7,796	Shalag Industries Ltd.	42,973
4,891	Shufersal Ltd.	22,021
8,207	Summit Real Estate Holdings Ltd.*	51,979
3,343	YH Dimri Construction & Development Ltd.	55,355
		3,944,615
	ITALY — 0.1%
3,971	Enel S.p.A.	17,042
9,624	Luxottica Group S.p.A.	507,643
2,019	Luxottica Group S.p.A. - ADR	106,724
		631,409
	JAPAN — 3.1%
10,900	Aeon Hokkaido Corp.	58,219
2,200	Alps Logistics Co., Ltd.	14,954
56,335	Astellas Pharma, Inc.	758,851
1,400	Bandai Namco Holdings, Inc.	40,329
600	Biofermin Pharmaceutical Co., Ltd.	16,901
35,900	Bridgestone Corp.	1,432,604
700	Canare Electric Co., Ltd.	13,666
61,767	Canon, Inc.	1,801,467
86,315	Canon, Inc. - ADR[1]	2,523,851
1,000	Daiichi Kensetsu Corp.	11,222
15,800	Daiichi Sankyo Co., Ltd.	360,289
2,800	Dainichi Co., Ltd.	18,341
800	FamilyMart UNY Holdings Co., Ltd.	48,825
2,000	Fuji Nihon Seito Corp.	11,269
17,400	FUJIFILM Holdings Corp.	673,075
2,300	Fujitsu Broad Solution & Consulting, Inc.	23,676
4,000	Gourmet Kineya Co., Ltd.	38,351
8,000	Gunma Bank Ltd.	46,418
50,000	Hachijuni Bank Ltd.	315,705
15,000	Isuzu Motors Ltd.	200,468
1,400	Itochu Techno-Solutions Corp.	38,019
7,085	Japan Tobacco, Inc.	237,030
3,700	Japan Tobacco, Inc. - ADR	61,901
1,200	Jolly - Pasta Co., Ltd.	17,665
2,500	Kakiyasu Honten Co., Ltd.	43,245
1,000	Kao Corp.	51,655
500	Kato Sangyo Co., Ltd.	13,239
14,249	KDDI Corp.	372,362
5,400	KDDI Corp. - ADR	70,254
1,500	Kitamura Co., Ltd.	10,253
300	Koike-ya, Inc.	12,499
1,500	KU Holdings Co., Ltd.	12,479
9,100	Kyocera Corp.	500,329
2,000	Kyokuyo Co., Ltd.	52,878
1,400	Lawson, Inc.	96,622
2,500	Makita Corp.	173,085
900	Maxvalu Chubu Co., Ltd.	9,709
37,000	Mitsubishi Motors Corp.	239,108
42,935	Mitsubishi Tanabe Pharma Corp.	883,883
31,000	Miyoshi Oil & Fat Co., Ltd.	39,423
12,000	Morozoff Ltd.	54,209
3,000	Mory Industries, Inc.	63,724
1,000	Nakamuraya Co., Ltd.	45,933
1,400	Nakayamafuku Co., Ltd.	10,488
8,300	Nichia Steel Works Ltd.	21,160
5,000	Nippon Flour Mills Co., Ltd.	75,773
6,600	Nippon Telegraph & Telephone Corp.	279,176
70,368	Nippon Telegraph & Telephone Corp. - ADR	2,979,381
5,800	Nissin Foods Holdings Co., Ltd.	324,900
2,900	Nissui Pharmaceutical Co., Ltd.	36,039
91,846	NTT DOCOMO, Inc.	2,182,072
8,086	NTT DOCOMO, Inc. - ADR	192,123
2,100	Ohki Healthcare Holdings Co., Ltd.	14,917
13,600	Okinawa Electric Power Co., Inc.	314,256
14,266	Otsuka Holdings Co., Ltd.	650,225
1,000	Ozu Corp.	19,343
5,400	Paris Miki Holdings, Inc.	23,308
2,000	Powdertech Co., Ltd.	14,028
1,900	Proto Corp.	26,058
2,600	Renaissance, Inc.	41,573

16

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
1,200	Retail Partners Co., Ltd.	$12,059
527	Rinnai Corp.	42,503
300	S&B Foods, Inc.	15,376
5,644	Secom Co., Ltd.	411,637
2,713	Seven & i Holdings Co., Ltd.	106,242
7,000	Shibusawa Warehouse Co., Ltd.	22,182
6,200	Shidax Corp.	24,944
1,234	Shin-Etsu Chemical Co., Ltd.	104,516
300	Software Service, Inc.	13,777
14,041	Suntory Beverage & Food Ltd.	589,217
1,532	Suntory Beverage & Food Ltd. - ADR	32,080
2,700	Takara Holdings, Inc.	27,677
3,000	TAKEBISHI Corp.	39,283
11,000	Takeda Pharmaceutical Co., Ltd.	511,552
1,800	Tokio Marine Holdings, Inc.	78,881
49,000	Toppan Printing Co., Ltd.	493,981
14,000	Toyo Suisan Kaisha Ltd.	514,141
6	Toyota Motor Corp.	339
5,771	Toyota Motor Corp. - ADR	652,989
14,500	Trend Micro, Inc.	635,266
900	Tsumura & Co.	26,699
1,200	Unicafe, Inc.	10,443
13	Unicharm Corp.	293
5,000	Wood One Co., Ltd.	13,619
109,803	Yahoo Japan Corp.	509,777
6,586	Yamaguchi Financial Group, Inc.	75,997
2,000	Yamatane Corp.	28,486
2,400	Yashima Denki Co., Ltd.	13,847
1,100	Yonkyu Co., Ltd.	11,279
4,100	Yoshinoya Holdings Co., Ltd.	60,070
		23,791,957
	JERSEY — 0.1%
7,138	Randgold Resources Ltd. - ADR[1]	654,626

	LUXEMBOURG — 0.0%[5]
9,872	Tenaris S.A. - ADR	322,913

	NETHERLANDS — 0.1%
36,400	Aegon N.V.	194,376
12,280	ForFarmers N.V.*	97,532
16,710	Koninklijke Ahold Delhaize N.V. - ADR	355,254
2,790	Sligro Food Group N.V.	103,569
		750,731
	NEW ZEALAND — 0.1%
20,000	Arvida Group Ltd.	19,577
67,847	Chorus Ltd.	202,164
21,161	Evolve Education Group Ltd.	16,614
142,411	Mercury NZ Ltd.	323,122
46,321	PGG Wrightson Ltd.	18,017
34,236	Property for Industry Ltd.	39,440
54,601	Spark New Zealand Ltd.	141,106
9,800	Trustpower Ltd.	32,471
836	Warehouse Group Ltd.	1,554
		794,065
	NORWAY — 0.2%
2,896	Ainmt A.S.*	35,408
8,642	Marine Harvest A.S.A.	150,948
62,927	Norsk Hydro A.S.A.	356,269
1,012	Olav Thon Eiendomsselskap A.S.A.	20,712
55,807	Orkla A.S.A.	490,589
942	Oslo Bors VPS Holding A.S.A.	10,450
2,670	Telenor A.S.A.	43,535
3,840	Yara International A.S.A.	145,780
		1,253,691
	PANAMA — 0.0%[5]
835	Carnival Corp.	46,718

	PERU — 0.0%[5]
6,988	Cia de Minas Buenaventura S.A.A. - ADR	85,952

	PORTUGAL — 0.1%
25,065	Jeronimo Martins SGPS S.A.	403,287

	SINGAPORE — 0.1%
3,489	DBS Group Holdings Ltd. - ADR[1]	187,045
132,400	Far East Hospitality Trust - REIT	55,269
51,300	Frasers Centrepoint Ltd.	61,316
21,300	IREIT Global - REIT	11,475
8,000	Keppel Corp. Ltd.	38,824
33,600	Singapore Airlines Ltd.	238,373

17

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	SINGAPORE (Continued)
109,000	Singapore Telecommunications Ltd.	$306,106
		898,408
	SOUTH KOREA — 0.3%
50,709	KT Corp. - ADR*	811,344
626	Shinhan Financial Group Co., Ltd. - ADR*	25,660
62,927	SK Telecom Co., Ltd. - ADR[1]	1,422,150
		2,259,154
	SPAIN — 0.1%
1,174	Acciona S.A.	87,832
77,605	Iberdrola S.A.	515,280
1,024	Industria De Diseno Textil S.A.	32,815
11,080	Red Electrica Corp. S.A.	200,015
		835,942
	SWEDEN — 0.2%
15,460	ICA Gruppen A.B.	501,605
5,731	Industrivarden A.B. - A Shares	121,007
16,521	Svenska Cellulosa A.B. SCA - Class B	506,766
15,609	Swedish Match A.B.	485,611
53,934	Telia Co. A.B.	216,549
		1,831,538
	SWITZERLAND — 1.9%
8,985	ABB Ltd.	202,974
1,483	Allied World Assurance Co. Holdings A.G.	78,332
328	Barry Callebaut A.G.	424,285
309	Berner Kantonalbank A.G.	58,562
286	BFW Liegenschaften A.G.	12,173
14,259	Chubb Ltd.	1,970,166
1,221	Credit Suisse Group A.G.	18,421
633	Flughafen Zuerich A.G.	127,804
6,065	Garmin Ltd.	313,015
3,675	Kuehne + Nagel International A.G.	523,234
6,406	Mobilezone Holding A.G.	92,803
6,824	Nestle S.A.	503,599
44,257	Nestle S.A. - ADR	3,261,298
6,656	Novartis A.G.	519,780
36,440	Novartis A.G. - ADR	2,848,515
2,094	Roche Holding A.G.	509,689
36,448	Roche Holding A.G. - ADR[1]	1,108,748
20	Romande Energie Holding S.A.	25,529
6,238	Sonova Holding A.G.	819,473
1,052	Swatch Group A.G.	349,915
3,021	Swiss Re A.G.	270,216
7,870	Syngenta A.G. - ADR	679,574
244	Walliser Kantonalbank	19,036
227	Zurich Insurance Group A.G.	62,646
2,010	Zurich Insurance Group A.G. - ADR	55,607
		14,855,394
	TAIWAN — 1.3%
36,578	AU Optronics Corp. - ADR	142,289
153,422	Chunghwa Telecom Co., Ltd. - ADR	5,042,981
53,262	Siliconware Precision Industries Co., Ltd. - ADR	417,574
124,553	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3,919,683
353,457	United Microelectronics Corp. - ADR[1]	721,052
		10,243,579
	THAILAND — 0.0%[5]
8,280	Kasikornbank PCL - ADR	180,380

	UNITED KINGDOM — 1.3%
10,524	A.G. Barr PLC	68,020
4,010	Aberdeen Asset Management PLC	13,771
1,767	Associated British Foods PLC	57,427
1,638	BrainJuicer Group PLC	15,244
7,680	Britvic PLC	60,214
5,848	Burberry Group PLC	125,216
31,381	Carnival PLC - ADR	1,724,386
15,128	Central Asia Metals PLC	45,265
2,736	Eco Animal Health Group PLC	17,145
3,304	Ensco PLC - Class A1	32,181
7,269	Ergomed PLC*	19,300
5,060	Gresham Technologies PLC*	10,045
59,874	HSBC Holdings PLC - ADR[1]	2,412,922
883	Imperial Brands PLC	41,567
204,746	ITV PLC	514,544
4,717	K3 Business Technology Group PLC	14,922
337,007	Kingfisher PLC	1,374,613
6,996	Reckitt Benckiser Group PLC	635,234
4,070	Reckitt Benckiser Group PLC - ADR	75,010
5,302	Relx PLC	99,024
19,352	Royal Dutch Shell PLC - Class A - ADR	1,004,175

18

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
27,136	Royal Mail PLC	$139,662
17,713	Shoe Zone PLC	38,134
25,970	SSE PLC	496,191
2,086	TBC Bank Group PLC*	36,678
103,050	William Hill PLC	337,413
47,418	Wm Morrison Supermarkets PLC	142,495
		9,550,798
	UNITED STATES — 23.6%
2,762	3M Co.	514,699
12,706	Aetna, Inc.	1,636,025
6,084	Aflac, Inc.	440,177
77,152	AGNC Investment Corp. - REIT	1,514,494
3,865	Allstate Corp.	317,548
1,566	Alphabet, Inc. - Class A*	1,323,160
24,925	Altria Group, Inc.	1,867,381
349	Amazon.com, Inc.*	294,919
7,386	American Eagle Outfitters, Inc.	117,068
7,842	American Electric Power Co., Inc.	525,179
9,218	American Financial Group, Inc.	867,045
24,958	American National Insurance Co.	2,997,456
4,525	AmerisourceBergen Corp.	414,083
8,176	Anthem, Inc.	1,347,568
81,003	Apple Hospitality REIT, Inc.	1,590,899
11,312	Apple, Inc.	1,549,631
31,474	Aramark	1,124,881
2,506	Archer-Daniels-Midland Co.	117,707
132,209	AT&T, Inc.	5,525,014
417	Atmos Energy Corp.	32,647
4,354	Automatic Data Processing, Inc.	446,807
1,344	AutoZone, Inc.*	989,923
34,062	Avangrid, Inc.	1,489,191
10,265	Avnet, Inc.	473,011
30,960	AVX Corp.	480,499
969	BancFirst Corp.	92,394
2,329	Bank of Hawaii Corp.	196,707
14,561	BankUnited, Inc.	577,052
30,148	Baxter International, Inc.	1,535,136
711	Becton, Dickinson and Co.	130,149
4,739	Bemis Co., Inc.[1]	234,912
3,446	Berkshire Hathaway, Inc.*	590,713
2,225	Big Lots, Inc.	114,232
1,736	Bio-Rad Laboratories, Inc. - Class A*	337,895
20,496	Blue Buffalo Pet Products, Inc.*	500,922
1,264	BOK Financial Corp.[1]	104,229
18,069	Booz Allen Hamilton Holding Corp.	646,328
1,370	Brinker International, Inc.[1]	57,869
17,765	Bristol-Myers Squibb Co.	1,007,453
4,665	Buffalo Wild Wings, Inc.*	723,075
2,206	C.H. Robinson Worldwide, Inc.	177,296
12,134	C.R. Bard, Inc.	2,975,742
17,002	CA, Inc.	548,655
809	Campbell Soup Co.	48,014
5,081	CDW Corp.[1]	299,271
13,220	Cheesecake Factory, Inc.	807,081
2,871	Chemed Corp.	512,617
10,734	Chemours Co.	361,306
8,795	Chico's FAS, Inc.	127,352
26,177	Chimera Investment Corp. - REIT	503,645
9,999	Church & Dwight Co., Inc.	498,350
3,062	Cigna Corp.	455,932
133	Cinemark Holdings, Inc.	5,569
88,902	Cisco Systems, Inc.	3,038,670
3,933	Clorox Co.	538,074
17,148	CNA Financial Corp.	735,306
48,078	Coca-Cola Co.	2,017,353
22,465	Colgate-Palmolive Co.	1,639,496
13,208	Comcast Corp. - Class A	494,243
9,007	Commerce Bancshares, Inc.[1]	531,593
6,018	Compass Minerals International, Inc.[1]	456,164
19,727	Consolidated Edison, Inc.	1,519,768
10,827	Costco Wholesale Corp.	1,918,328
10,367	CST Brands, Inc.	498,964
1,465	CVS Health Corp.	118,050
5,939	Danaher Corp.	508,081
11,692	Darden Restaurants, Inc.	873,159
6,313	DaVita, Inc.*	438,185
20,264	Dean Foods Co.	369,615
4,067	Dell Technologies, Inc. - Class V*	258,214
41,601	Denbury Resources, Inc.*	112,739
7,272	DeVry Education Group, Inc.	233,795
3,592	Dick's Sporting Goods, Inc.	175,828
5,122	Dollar General Corp.	374,008

19

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
14,401	Dr. Pepper Snapple Group, Inc.	$1,345,629
1,515	Dril-Quip, Inc.*	92,945
449	DST Systems, Inc.	53,700
4,442	DSW, Inc. - Class A	93,415
1,766	DTE Energy Co.	179,037
17,458	Duke Energy Corp.	1,441,158
18,845	eBay, Inc.*	638,846
3,275	EchoStar Corp.*	174,459
8,791	Eli Lilly & Co.	727,983
1,036	Entegra Financial Corp.*	23,828
44,951	Entergy Corp.	3,445,944
2,382	ESSA Bancorp, Inc.	37,636
59,781	Exelon Corp.	2,194,561
11,421	Expeditors International of Washington, Inc.	643,916
23,522	Exxon Mobil Corp.	1,912,809
457	F5 Networks, Inc.*	65,474
1,591	Facebook, Inc. - Class A*	215,644
2,407	First Financial Corp.	111,805
1,116	First Northern Community Bancorp*	13,224
8,919	FLIR Systems, Inc.	327,416
28,105	Flowers Foods, Inc.	541,302
17,701	FNB Corp.	275,605
9,876	Foot Locker, Inc.	747,317
2,299	General Dynamics Corp.	436,373
67,268	General Electric Co.	2,005,259
24,132	General Mills, Inc.	1,456,849
27,579	General Motors Co.	1,016,010
1,352	Genuine Parts Co.	129,400
3,866	Hancock Holding Co.	183,442
1,395	Hanover Insurance Group, Inc.	125,578
42,135	Hawaiian Electric Industries, Inc.	1,402,253
174	Henry Schein, Inc.*	29,851
5,313	Hershey Co.	575,664
6,463	Hill-Rom Holdings, Inc.	429,466
5,787	Home Depot, Inc.	838,594
829	Honeywell International, Inc.	103,211
28,435	Hormel Foods Corp.	1,002,334
28,902	HRG Group, Inc.*	531,219
2,185	Hubbell, Inc.	259,185
2,122	Humana, Inc.	448,273
1,951	IAC/InterActiveCorp*	144,257
3,971	Ingredion, Inc.	480,054
37,566	Intel Corp.	1,359,889
3,865	International Business Machines Corp.	695,004
4,757	International Speedway Corp. - Class A	176,485
11,506	Interpublic Group of Cos., Inc.	277,295
1,226	Jack Henry & Associates, Inc.	114,962
54,090	Johnson & Johnson	6,610,339
5,672	JPMorgan Chase & Co.	513,997
8,816	Kellogg Co.	653,001
14,301	Kimberly-Clark Corp.	1,895,598
8,481	Kroger Co.	269,696
2,494	Laboratory Corp. of America Holdings*	354,796
9,504	Lancaster Colony Corp.	1,252,627
4,597	Landstar System, Inc.	399,020
10,726	Liberty Media Corp.-Liberty SiriusXM*	417,563
1,941	Linear Technology Corp.	125,350
6,216	Lockheed Martin Corp.	1,657,061
4,049	Macerich Co. - REIT	272,822
3,653	Macquarie Infrastructure Corp.	281,062
2,882	Madison Square Garden Co.*	516,916
3,831	Magellan Health, Inc.*	264,914
1,068	ManpowerGroup, Inc.	103,639
1,779	Masimo Corp.*	160,750
421	McCormick & Co., Inc.	41,435
11,054	McDonald's Corp.	1,411,043
26,016	Merck & Co., Inc.	1,713,674
2,038	Mercury General Corp.[1]	119,488
13,600	MetLife, Inc.	713,184
1,078	Mettler-Toledo International, Inc.*	513,365
506,135	MFA Financial, Inc. - REIT	4,059,203
6,761	Microsoft Corp.	432,569
375	Monster Beverage Corp.*	15,540
3,547	Morningstar, Inc.	284,576
6,728	Motorola Solutions, Inc.	531,310
7,550	MSC Industrial Direct Co., Inc. - Class A1	759,455
15,821	MSG Networks, Inc.*	344,898

20

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
690	Murphy USA, Inc.*[1]	$43,953
602	Nasdaq, Inc.	42,808
1,128	National HealthCare Corp.	84,171
6,043	National Instruments Corp.[1]	194,826
5,669	NetScout Systems, Inc.*	209,470
6,904	NeuStar, Inc. - Class A*	228,868
1,378	NIKE, Inc. - Class B	78,766
37,073	Nordstrom, Inc.[1]	1,729,826
3,323	Northfield Bancorp, Inc.	62,339
28,107	Northwest Bancshares, Inc.	509,861
38	NVR, Inc.*	73,529
1,862	O'Reilly Automotive, Inc.*	505,924
318	ONE Gas, Inc.	20,845
13,404	Owens & Minor, Inc.	483,616
5,910	Paychex, Inc.	362,992
45,947	People's United Financial, Inc.[1]	882,182
23,829	PepsiCo, Inc.	2,630,245
153,495	Pfizer, Inc.	5,237,249
6,999	PG&E Corp.	467,183
17,422	Philip Morris International, Inc.	1,905,096
7,742	Pinnacle Foods, Inc.	442,300
15,059	Pinnacle West Capital Corp.	1,237,699
297	PNC Financial Services Group, Inc.	37,787
992	Prestige Brands Holdings, Inc.*	56,167
9,943	ProAssurance Corp.	587,631
30,596	Procter & Gamble Co.	2,786,378
2,721	Progressive Corp.	106,609
513	Provident Bancorp, Inc.*	10,004
3,461	Prudential Financial, Inc.	382,579
29,351	Public Service Enterprise Group, Inc.	1,349,559
3,685	QUALCOMM, Inc.	208,129
6,240	Quest Diagnostics, Inc.	608,026
1,515	Quintiles IMS Holdings, Inc.*	117,246
431	Ralph Lauren Corp.	34,191
8,128	Raytheon Co.	1,252,931
12,148	RCI Hospitality Holdings, Inc.	206,880
5,848	Regal Entertainment Group - Class A1	126,200
1,959	Reinsurance Group of America, Inc.	254,788
5,885	Reliance Steel & Aluminum Co.	498,165
16,773	Republic Services, Inc.	1,039,087
2,143	ResMed, Inc.	154,360
2,740	Reynolds American, Inc.	168,702
3,545	Royal Gold, Inc.[1]	234,147
1,455	S&P Global, Inc.	188,379
521	Sally Beauty Holdings, Inc.*	11,394
8,583	Scholastic Corp.	386,750
1,921	SI Financial Group, Inc.	28,239
105,042	Sirius XM Holdings, Inc.	534,664
370	Six Flags Entertainment Corp.	22,426
15,163	Southern Co.	770,584
6,888	Southern Copper Corp.[1]	252,514
3,754	Spectrum Brands Holdings, Inc.	509,493
3,700	Starbucks Corp.	210,419
5,344	Stryker Corp.	687,025
23,826	Symantec Corp.	680,709
11,372	Synopsys, Inc.*	812,416
46,993	Sysco Corp.	2,477,471
20,448	Target Corp.	1,201,729
3,144	Tech Data Corp.*	273,528
5,918	Teleflex, Inc.	1,131,403
16,324	Telephone & Data Systems, Inc.	441,238
2,159	Thor Industries, Inc.	239,260
1,638	Time Warner, Inc.	160,868
1,739	TJX Cos., Inc.	136,425
5,892	Tootsie Roll Industries, Inc.[1]	230,672
7,840	Torchmark Corp.	607,835
6,570	Travelers Cos., Inc.	803,117
13,271	Trustmark Corp.	438,474
5,581	Two Harbors Investment Corp. - REIT	51,903
3,601	Tyson Foods, Inc. - Class A	225,279
21,681	U.S. Bancorp	1,192,455
56,040	Umpqua Holdings Corp.	1,054,112
16,848	United Parcel Service, Inc. - Class B	1,781,844
4,464	United Technologies Corp.	502,423
7,208	UnitedHealth Group, Inc.	1,192,059
1,594	Universal Corp.	107,914
5,676	Valero Energy Corp.	385,684
2,210	Varex Imaging Corp.*	76,952
5,526	Varian Medical Systems, Inc.*	463,576
22,134	Vector Group Ltd.	504,213
45,429	Verizon Communications, Inc.	2,254,641
4,836	Visa, Inc. - Class A	425,278

21

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
12,195	Voya Financial, Inc.	$502,800
6,212	VWR Corp.*	174,557
76,842	Wal-Mart Stores, Inc.	5,450,403
5,477	Walgreens Boots Alliance, Inc.	473,103
8,705	Walt Disney Co.	958,333
3,935	Washington Federal, Inc.	133,200
21,996	Waste Management, Inc.	1,612,747
336	Watsco, Inc.	49,819
2,132	WEC Energy Group, Inc.	128,496
2,046	Weis Markets, Inc.	122,760
34,736	Werner Enterprises, Inc.[1]	972,608
3,633	Westar Energy, Inc.	196,109
3,349	Whole Foods Market, Inc.	102,714
6,194	Xcel Energy, Inc.	270,740
169,842	Xerox Corp.	1,263,624
7,991	Yum! Brands, Inc.	521,972
5,712	Zimmer Biomet Holdings, Inc.	668,761
		179,941,417
	VIRGIN ISLANDS (BRITISH) — 0.0%[5]
7,261	Michael Kors Holdings Ltd.*	265,026

	TOTAL COMMON STOCKS
	(Cost $292,426,776)	323,164,130

	EXCHANGE-TRADED FUNDS — 24.0%
1,159,144	iShares Edge MSCI Min Vol Emerging Markets ETF	59,939,336
706,428	iShares Edge MSCI Min Vol Global ETF[1]	53,921,649
1,104,377	iShares MSCI ACWI ETF[1]	68,935,213

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $174,629,218)	182,796,198

	OPEN-END MUTUAL FUND — 29.8%
10,279,279	GMO Quality Fund - Class IV2	226,966,490

	TOTAL OPEN-END MUTUAL FUND
	(Cost $216,337,561)	226,966,490

	PREFERRED STOCK — 0.0%[5]
	GERMANY — 0.0%[5]
5,565	Porsche Automobil Holding S.E.	307,124

	TOTAL PREFERRED STOCK
	(Cost $254,182)	307,124

	SHORT-TERM INVESTMENTS — 15.0%
	COLLATERAL POOL INVESTMENTS FOR SECURITIES ON LOAN — 11.6%
	Collateral Pool Allocation[3]	88,397,830

	MONEY MARKET FUND — 3.4%
25,633,050	JPMorgan Prime Money Market Fund - Agency Shares, 0.81%[4]	25,643,303

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $114,040,790)	114,041,133

	TOTAL INVESTMENTS — 111.2%
	(Cost $797,688,527)	847,275,075
	Liabilities in excess of other assets — (11.2)%	(85,611,570)

	TOTAL NET ASSETS — 100.0%	$761,663,505

*	Non-income producing security.

[1]	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers. At period end, the aggregate market value of these securities was $86,381,168.

[2]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

[3]	Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.

[4]	The rate is the annualized seven-day yield at period end.

[5]	Rounds to less than 0.05%.

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

22

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS — 52.5%
	ALABAMA — 0.5%
$500,000	Alabama Industrial Development Authority, 6.45%, 12/1/2023, Call 04/3/2017 1 2	$480,910
120,000	County of Jefferson, 4.75%, 01/1/2025, Call 04/3/2017	120,464
	County of Jefferson, AGM
270,000	5.25%, 1/1/2023, Call 04/3/2017	271,045
1,810,000	4.75%, 1/1/2025, Call 04/3/2017	1,817,005
500,000	5.25%, 10/1/2048, Call 10/1/2023	563,820
1,000,000	County of Jefferson, NATL-RE, 5.00%, 04/1/2024, Call 04/3/2017	1,003,870
1,000,000	Spring Hill College Educational Building Authority of Mobile, 5.88%, 04/15/2045, Call 04/15/2025	966,580
		5,223,694
	ALASKA — 0.1%
1,000,000	State of Alaska International Airports System, 5.00%, 10/1/2034, Call 10/1/2025	1,111,230

	ARIZONA — 1.9%
	Arizona Health Facilities Authority
500,000	5.00%, 2/1/2043, Call 02/1/2023	529,915
4,000,000	0.65%, 1/1/2046, Call 03/1/2017 [2]	4,000,000
230,000	Cahava Springs Revitalization District, 7.00%, 07/1/2041, Call 07/1/2027 [3]	232,242
1,500,000	County of Pima, 4.00%, 07/1/2023	1,682,595
349,000	Eastmark Community Facilities District #1, 5.20%, 07/1/2039, Call 07/1/2025 [3]	335,473
	Industrial Development Authority of the City of Phoenix
670,000	7.00%, 7/1/2022, Call 07/1/2020	750,876
645,000	5.00%, 10/1/2036, Call 10/1/2026	710,519
1,000,000	5.00%, 6/1/2042, Call 06/1/2022	1,075,900
500,000	7.50%, 7/1/2042, Call 07/1/2022 [4]	175,005
	Industrial Development Authority of the County of Pima
595,000	7.00%, 1/1/2022	586,914
500,000	6.75%, 3/1/2034, Call 03/1/2024	531,140
340,000	Industrial Development Authority of the County of Yavapai, 5.13%, 03/1/2042, Call 09/1/2022	341,129
1,000,000	Maricopa County Industrial Development Authority, 2.88%, 07/1/2021 [3]	975,250
2,000,000	Mohave County Unified School District No. 20 Kingman, BAM, 5.00%, 07/1/2025	2,326,880
1,000,000	Quechan Indian Tribe of Fort Yuma, 9.75%, 05/1/2025, Call 05/1/2022	1,078,890
1,975,000	Salt Verde Financial Corp., 5.00%, 12/1/2032	2,241,348
1,250,000	State of Arizona, AGM, 5.25%, 10/1/2028, Call 10/1/2019	1,366,525
		18,940,601
	CALIFORNIA — 8.2%
1,000,000	Beaumont Financing Authority, 5.00%, 09/1/2045, Call 09/1/2025	1,058,200
1,000,000	California County Tobacco Securitization Agency, 5.13%, 06/1/2038, Call 04/3/2017	973,410
	California Municipal Finance Authority
200,000	6.63%, 1/1/2032, Call 01/1/2022 [3]	214,552
500,000	7.00%, 6/1/2034, Call 06/1/2022	560,315
500,000	5.75%, 10/1/2034, Call 10/1/2021	519,850
275,000	5.00%, 4/1/2035, Call 04/1/2025	290,661
905,000	5.00%, 10/1/2035, Call 10/1/2022	932,621
150,000	5.00%, 4/1/2041, Call 04/1/2025	157,165
	California Pollution Control Financing Authority
1,000,000	5.00%, 7/1/2037, Call 07/1/2022 1 3	1,038,600
1,000,000	5.00%, 11/21/2045, Call 07/1/2017 [3]	1,000,470
700,000	California Pollution Control Financing Authority, FGIC, 4.75%, 12/1/2023, Call 06/1/2017 [1]	706,363
	California School Finance Authority
1,000,000	5.00%, 8/1/2041, Call 08/1/2025 [3]	1,042,090
350,000	6.75%, 11/1/2045, Call 11/1/2024 [3]	376,943
980,000	7.00%, 6/1/2047, Call 06/1/2020 [4]	490,059
1,000,000	California State Public Works Board, 5.00%, 10/1/2039, Call 10/1/2024	1,126,900

23

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
	California Statewide Communities Development Authority
$1,150,000	5.40%, 11/1/2027, Call 11/1/2017	$1,181,257
140,000	6.00%, 11/1/2032, Call 11/1/2020	143,291
1,000,000	2.63%, 11/1/2033 [2]	1,015,340
1,000,000	1.45%, 4/1/2036, Call 03/1/2017 [2]	855,030
230,000	6.25%, 11/1/2042, Call 11/1/2020	236,150
2,005,000	5.25%, 12/1/2044, Call 12/1/2024	2,118,543
1,000,000	5.50%, 12/1/2054, Call 12/1/2024	1,067,500
850,000	California Statewide Communities Development Authority, AGM, 5.25%, 10/1/2043, Call 10/1/2024	941,222
640,000	City of Fresno Airport Revenue, BAM, 4.75%, 07/1/2027, Call 07/1/2023 [1]	703,450
200,000	City of Irvine, 5.00%, 09/2/2042, Call 09/2/2025	212,084
500,000	City of Lathrop, 5.00%, 09/2/2040, Call 09/2/2025	496,580
1,000,000	City of Roseville, 5.00%, 09/1/2037, Call 09/1/2017	1,004,310
1,020,000	City of San Juan Bautista, 6.00%, 10/1/2024, Call 10/1/2018	1,103,110
1,900,000	Coast Community College District, AGM, 5.00%, 08/1/2031, Call 08/1/2018	2,013,582
320,000	Community Development Properties Los Angeles County, Inc., 5.25%, 09/1/2030, Call 09/1/2021	360,938
1,010,000	County of Imperial, 5.00%, 09/1/2036, Call 09/1/2025	1,078,478
250,000	County of Madera, 5.38%, 03/15/2036, Call 03/15/2020	269,812
	Foothill-Eastern Transportation Corridor Agency, AGM
2,000,000	0.00%, 1/15/2035	933,840
1,000,000	5.00%, 1/15/2042, Call 01/15/2024	1,103,190
1,000,000	Gold Coast Transit District, 5.00%, 07/1/2047, Call 07/1/2027	1,100,790
	Golden State Tobacco Securitization Corp.
815,000	4.50%, 6/1/2027, Call 06/1/2017	821,202
2,000,000	5.30%, 6/1/2037, Call 06/1/2022	2,006,740
2,500,000	5.13%, 6/1/2047, Call 06/1/2017	2,499,850
1,000,000	5.75%, 6/1/2047, Call 06/1/2017	1,005,100
1,000,000	Hesperia Public Financing Authority, XLCA, 5.00%, 09/1/2037, Call 09/1/2017	1,004,660
1,000,000	Independent Cities Finance Authority, 5.00%, 09/15/2036, Call 09/15/2025	1,047,810
1,000,000	Jurupa Public Financing Authority, 5.00%, 09/1/2042, Call 09/1/2024	1,089,330
450,000	Jurupa Unified School District, 5.00%, 09/1/2040, Call 09/1/2025	477,513
1,000,000	Lammersville School District Community Facilities District, 5.30%, 09/1/2030, Call 09/1/2022	1,044,720
500,000	Lancaster Redevelopment Agency Successor Agency, NATL-RE, 4.75%, 08/1/2027, Call 04/3/2017	502,265
750,000	Los Angeles Department of Water & Power, AGM-CR AMBAC, 5.00%, 07/1/2037, Call 07/1/2017	759,232
500,000	Lynwood Redevelopment Agency, 6.75%, 09/1/2026, Call 09/1/2021	597,210
300,000	M-S-R Energy Authority, 7.00%, 11/1/2034	416,535
250,000	Merced Designated Local Authority Redevelopment Agency Successor Agency, 6.50%, 09/1/2039, Call 09/1/2019	283,550
	National City Community Development Commission
500,000	5.75%, 8/1/2021	586,070
500,000	7.00%, 8/1/2032, Call 08/1/2021	600,130
150,000	Norco Community Redevelopment Agency Successor Agency, 5.88%, 03/1/2032, Call 03/1/2020	167,838
1,500,000	Northern California Gas Authority No. 1, 1.39%, 07/1/2027,Call 7/1/2020 [2]	1,339,215
1,000,000	Oakland Unified School District/Alameda County, 6.13%, 08/1/2029, Call 08/1/2019	1,122,940
240,000	Oxnard Financing Authority, 5.00%, 09/2/2033, Call 09/2/2022	252,250
5,000,000	Palomar Health, AGC, 0.00%, 08/1/2032	2,716,500
2,000,000	Pico Rivera Water Authority, NATL-RE, 5.50%, 05/1/2029	2,342,580

24

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$1,500,000	Pittsburg Successor Agency Redevelopment Agency, 6.50%, 09/1/2028, Call 09/1/2018	$1,627,440
1,000,000	Poway Unified School District Public Financing Authority, BAM, 5.00%, 10/1/2041, Call 10/1/2023	1,091,890
500,000	Ridgecrest Redevelopment Agency, 6.13%, 06/30/2037, Call 06/30/2020	566,810
733,000	River Rock Entertainment Authority, 8.00%, 11/1/2018, Call 04/3/2017 *[4]	142,715
695,000	Riverside County Redevelopment Successor Agency, AGM, 5.00%, 10/1/2030, Call 10/1/2024	797,617
2,500,000	Sacramento City Financing Authority, AMBAC, 5.25%, 12/1/2026	3,040,175
1,230,000	Sacramento Municipal Utility District, AGM, 5.00%, 08/15/2022, Call 08/15/2018	1,301,857
1,930,000	San Bernardino County Financing Authority, NATL-RE, 5.50%, 06/1/2037	1,969,449
1,000,000	San Francisco City & County Redevelopment Agency, 6.63%, 08/1/2041, Call 02/1/2021	1,166,420
2,000,000	San Joaquin Hills Transportation Corridor Agency, 5.00%, 01/15/2044, Call 01/15/2025	2,150,760
75,000	San Joaquin Hills Transportation Corridor Agency, NATL-RE, 0.00%, 01/15/2034	35,945
1,125,000	San Jose Redevelopment Agency, NATL, 4.90%, 08/1/2033, Call 04/3/2017	1,141,031
500,000	San Marcos Public Facilities Authority, 5.00%, 09/1/2035, Call 09/1/2022	540,920
965,000	San Marcos Public Facilities Authority, AGM, 5.00%, 09/1/2033, Call 09/1/2024	1,096,665
	Santa Ana Financing Authority, NATL-RE
500,000	6.25%, 7/1/2024	610,445
500,000	6.25%, 7/1/2024	612,005
465,000	Santaluz Community Facilities District No. 2, 5.10%, 09/1/2030, Call 09/1/2021	504,637
490,000	Semitropic Improvement District, 5.00%, 12/1/2038, Call 12/1/2019	534,281
1,000,000	South Tahoe Joint Powers Financing Authority, AGM, 4.00%, 10/1/2034, Call 10/1/2024	1,022,330
	Southern California Public Power Authority
565,000	5.00%, 11/1/2029	653,016
1,000,000	5.00%, 11/1/2033	1,159,290
970,000	Stockton Public Financing Authority, NATL-RE, 4.50%, 08/1/2031, Call 04/3/2017	922,072
1,000,000	Tejon Ranch Public Facilities Finance Authority, 5.25%, 09/1/2028, Call 09/1/2022	1,082,980
100,000	Temecula Public Financing Authority, 5.75%, 09/1/2032, Call 09/1/2027	99,187
1,000,000	Temecula Redevelopment Agency, NATL-RE, 5.25%, 08/1/2036, Call 04/3/2017	1,015,130
	Tobacco Securitization Authority of Southern California
500,000	5.00%, 6/1/2037, Call 03/17/2017	499,975
1,000,000	5.13%, 6/1/2046, Call 03/17/2017	996,160
1,080,000	Tustin Community Redevelopment Agency, 5.00%, 09/1/2032, Call 09/1/2018	1,169,089
1,000,000	Washington Township Health Care District, 5.00%, 07/1/2032, Call 07/1/2017	1,006,890
1,000,000	Westminster Redevelopment Agency, 5.75%, 11/1/2036, Call 11/1/2021	1,149,890
		80,817,007
	COLORADO — 2.7%
	Cathedral Pines Metropolitan District
580,000	5.00%, 12/1/2031, Call 12/1/2026	603,159
1,805,000	5.00%, 12/1/2046, Call 12/1/2026	1,820,234
	Central Platte Valley Metropolitan District
625,000	5.63%, 12/1/2038, Call 12/1/2023	697,512
500,000	5.00%, 12/1/2043, Call 12/1/2023	508,670
1,000,000	Cimarron Metropolitan District, 6.00%, 12/1/2022, Call 10/31/2017	980,060

25

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
$500,000	City Center West Residential Metropolitan District, 6.25%, 12/1/2044, Call 12/1/2019	$477,610
	Colorado Educational & Cultural Facilities Authority
500,000	5.00%, 12/15/2028, Call 12/15/2025 [3]	516,130
550,000	4.75%, 4/1/2030, Call 04/1/2022	562,573
1,000,000	6.00%, 12/15/2037, Call 12/15/2024	922,990
475,000	6.75%, 4/1/2040, Call 04/1/2018 [3]	481,403
500,000	6.25%, 11/1/2040, Call 11/1/2020	502,265
	Colorado Educational & Cultural Facilities Authority, MORAL OBLG
500,000	4.00%, 10/1/2039, Call 10/1/2024	498,510
500,000	5.13%, 12/1/2039, Call 12/1/2019	508,050
1,000,000	Colorado Educational & Cultural Facilities Authority, NATL, 5.25%, 03/1/2025	1,174,970
	Colorado Health Facilities Authority
1,350,000	6.75%, 6/1/2032, Call 06/1/2022 [4]	1,059,750
500,000	5.00%, 1/15/2035, Call 01/15/2026	564,130
1,000,000	7.75%, 8/1/2039, Call 08/1/2019	1,050,370
500,000	8.00%, 8/1/2043, Call 02/1/2024	567,490
2,000,000	5.00%, 5/15/2045, Call 05/15/2025	2,159,080
500,000	Colorado Health Facilities Authority, AGM, 5.50%, 05/15/2030, Call 05/15/2019	548,680
500,000	Denver Convention Center Hotel Authority, 5.00%, 12/1/2034, Call 12/1/2026	551,515
1,470,000	Denver Health & Hospital Authority, 5.00%, 12/1/2039, Call 12/1/2023	1,524,463
250,000	Denver International Business Center Metropolitan District No. 1, 5.38%, 12/1/2035, Call 12/1/2020	258,693
1,000,000	E-470 Public Highway Authority, NATL, 0.00%, 09/1/2037, Call 09/1/2026	382,030
	E-470 Public Highway Authority, NATL-RE
320,000	0.00%, 9/1/2028, Call 09/1/2020	181,066
480,000	0.00%, 9/1/2030	284,304
250,000	Fitzsimons Village Metropolitan District No. 3, 5.75%, 03/1/2032, Call 03/1/2020	248,485
1,010,000	Harvest Junction Metropolitan District, 5.38%, 12/1/2037, Call 12/1/2022	1,065,843
750,000	Heritage Todd Creek Metropolitan District, 6.13%, 12/1/2044, Call 12/1/2024	754,912
225,000	Maher Ranch Metropolitan District 004, AGC, 5.25%, 12/1/2036, Call 12/1/2017	232,569
10,000	Mount Carbon Metropolitan District, 7.00%, 06/1/2043	5,909
155,000	North Range Metropolitan District No. 1, 5.00%, 12/1/2038, Call 12/1/2025	170,435
1,080,000	Promenade Castle Rock Metropolitan District No. 1, 5.75%, 12/1/2039, Call 12/1/2020	1,086,955
1,000,000	Regional Transportation District, 6.00%, 01/15/2041, Call 07/15/2020	1,106,580
1,000,000	Southglenn Metropolitan District, 3.00%, 12/1/2021	987,060
1,475,000	Southlands Metropolitan District No. 1, AGC, 5.25%, 12/1/2034, Call 12/1/2017	1,506,816
		26,551,271
	CONNECTICUT — 0.4%
500,000	Connecticut State Development Authority, 7.95%, 04/1/2026, Call 04/3/2017 [1]	479,145
1,000,000	Connecticut State Health & Educational Facility Authority, 4.00%, 07/1/2018	1,031,170
1,000,000	Mohegan Tribe of Indians of Connecticut, 5.25%, 01/1/2033, Call 04/17/2017 [3]	900,270
2,000,000	State of Connecticut, 1.41%, 09/15/2018 [2]	2,002,020
		4,412,605
	DELAWARE — 0.1%
1,000,000	Delaware State Economic Development Authority, 6.75%, 09/1/2035, Call 03/1/2025 [3]	1,004,030

26

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	DISTRICT OF COLUMBIA — 0.1%
$655,000	Metropolitan Washington Airports Authority, 5.00%, 10/1/2044, Call 10/1/2024 [1]	$716,328

	FLORIDA — 4.4%
960,000	Ave Maria Stewardship Community District, 6.70%, 05/1/2042, Call 05/1/2022	992,189
930,000	Beeline Community Development District, 7.00%, 05/1/2037, Call 05/1/2018	946,852
940,000	Boggy Creek Improvement District, 5.13%, 05/1/2043, Call 05/1/2023	936,569
1,250,000	Capital Projects Finance Authority, NATL-RE, 5.00%, 10/1/2031, Call 04/3/2017	1,249,975
895,000	Capital Trust Agency, Inc., 5.35%, 07/1/2029, Call 07/1/2020	944,664
	City of Lakeland
540,000	5.00%, 9/1/2037, Call 09/1/2022	582,784
2,435,000	5.00%, 11/15/2045, Call 11/15/2024	2,625,271
1,000,000	City of Miami, NATL-RE, 5.00%, 01/1/2022, Call 04/3/2017	1,003,660
500,000	County of Bay, 5.00%, 09/1/2043, Call 09/1/2023	503,585
1,740,000	County of Miami-Dade Aviation Revenue, 5.00%, 10/1/2033, Call 10/1/2024 [1]	1,919,951
1,395,000	County of Miami-Dade Aviation Revenue, AGC, 5.00%, 10/1/2028, Call 10/1/2019	1,513,254
3,000,000	County of Palm Beach, 5.00%, 05/1/2028, Call 05/1/2026	3,589,680
155,000	Fiddlers Creek Community Development District No. 1, 4.00%, 05/1/2021	151,574
	Florida Development Finance Corp.
750,000	6.25%, 7/1/2034, Call 07/1/2024	771,225
2,000,000	7.63%, 6/15/2041, Call 06/15/2021	2,246,020
1,000,000	FSU Financial Assistance, Inc., 5.00%, 10/1/2030, Call 10/1/2022	1,099,930
500,000	Grand Bay at Doral Community Development District, 5.00%, 05/1/2039, Call 05/1/2024	499,100
1,000,000	Greater Orlando Aviation Authority, 5.00%, 11/15/2036, Call 05/15/2023 [1]	1,027,870
1,000,000	Hernando County School District, AGM, 5.00%, 07/1/2031, Call 07/1/2026	1,139,980
1,000,000	Jacksonville Housing Finance Authority, 0.85%, 08/1/2018	996,800
	Lake Ashton Community Development District
190,000	5.00%, 5/1/2025	193,711
440,000	5.00%, 5/1/2037, Call 05/1/2025	417,670
1,680,000	Lakeside Community Development District, 5.50%, 05/1/2035, Call 05/1/2025	1,657,841
710,000	Lakewood Ranch Stewardship District, 4.88%, 05/1/2045, Call 05/1/2025	703,610
	Lee County Industrial Development Authority
1,000,000	5.00%, 11/15/2029, Call 05/15/2017	1,004,350
100,000	5.75%, 6/15/2042, Call 06/15/2022	100,507
915,000	Majorca Isles Community Development District, 5.38%, 05/1/2035, Call 05/1/2026	915,256
390,000	Mediterra South Community Development District, 5.00%, 05/1/2034, Call 05/1/2023	370,348
	Miami Beach Health Facilities Authority
1,500,000	4.25%, 11/15/2034, Call 11/15/2019	1,510,245
1,000,000	5.00%, 11/15/2039, Call 11/15/2024	1,053,530
	Miami-Dade County Industrial Development Authority
500,000	5.00%, 9/15/2034, Call 09/15/2024	525,875
500,000	5.75%, 11/1/2036, Call 11/1/2026 [3]	497,040
1,000,000	Northern Palm Beach County Improvement District, 5.00%, 08/1/2034, Call 08/1/2024	1,012,190

27

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
	Palm Beach County Health Facilities Authority
$525,000	6.75%, 6/1/2024, Call 06/1/2022	$604,858
850,000	5.00%, 12/1/2031, Call 12/1/2024	925,675
500,000	5.00%, 11/1/2043, Call 11/1/2022	521,265
750,000	Pinellas County Educational Facilities Authority, 6.50%, 10/1/2031, Call 10/1/2021	862,485
1,500,000	Reedy Creek Improvement District, 5.00%, 06/1/2035, Call 06/1/2026	1,704,495
1,500,000	Seminole Tribe of Florida, Inc., 5.25%, 10/1/2027, Call 10/1/2017 [3]	1,522,890
885,000	Tolomato Community Development District, 5.40%, 05/1/2037, Call 04/3/2017	869,990
470,000	Verandah West Community Development District, 5.00%, 05/1/2033, Call 05/1/2023	473,304
950,000	Wentworth Estates Community Development District, 5.63%, 05/1/2037, Call 04/3/2017	884,516
470,000	West Villages Improvement District, 5.50%, 05/1/2037, Call 04/3/2017	469,986
		43,542,570
	GEORGIA — 1.0%
250,000	City of Atlanta Water & Wastewater Revenue, AGM, 5.25%, 11/1/2034, Call 11/1/2019	275,037
1,000,000	Fulton County Development Authority, 6.50%, 04/1/2043, Call 04/1/2023	983,890
750,000	Gainesville & Hall County Development Authority, 6.63%, 11/15/2039, Call 11/15/2019	859,665
250,000	Georgia Housing & Finance Authority, 3.70%, 12/1/2025, Call 06/1/2020	257,333
1,100,000	Georgia Municipal Association, Inc., 4.00%, 12/1/2024	1,214,785
1,000,000	Main Street Natural Gas, Inc., 5.00%, 03/15/2018	1,031,880
500,000	Medical Center Hospital Authority, AGM, 5.00%, 08/1/2041, Call 08/1/2020	527,635
1,325,000	Private Colleges & Universities Authority, 5.00%, 04/1/2044, Call 04/1/2024	1,410,277
600,000	Thomasville Hospital Authority, 5.25%, 11/1/2035, Call 11/1/2020	653,820
2,500,000	Valdosta & Lowndes County Hospital Authority, 5.00%, 10/1/2041, Call 10/1/2021	2,705,100
		9,919,422
	GUAM — 0.5%
250,000	Guam Department of Education, 6.88%, 12/1/2040, Call 12/1/2020	264,803
	Guam Government Waterworks Authority
500,000	5.25%, 7/1/2033, Call 07/1/2023	546,380
1,000,000	5.00%, 7/1/2035, Call 07/1/2024	1,072,890
450,000	5.63%, 7/1/2040, Call 07/1/2020	477,117
	Territory of Guam
1,400,000	5.00%, 11/15/2039, Call 11/15/2025	1,451,954
1,000,000	7.00%, 11/15/2039, Call 11/15/2019	1,154,750
		4,967,894
	HAWAII — 0.1%
500,000	Hawaii Housing Finance & Development Corp., 6.75%, 05/1/2047, Call 05/1/2022	535,610

	IDAHO — 0.2%
	Idaho Housing & Finance Association
1,225,000	5.00%, 7/15/2027, Call 07/15/2019	1,312,208
250,000	6.00%, 6/1/2038, Call 06/1/2018	255,317
		1,567,525
	ILLINOIS — 5.9%
	Chicago Board of Education
1,000,000	1.47%, 3/1/2036, Call 12/1/2017 [2]	949,630
1,500,000	7.00%, 12/1/2044, Call 12/1/2025	1,429,305
1,000,000	6.00%, 4/1/2046, Call 04/1/2027	1,021,180
1,000,000	Chicago Board of Education, NATL, 0.00%, 12/1/2022	800,620
2,500,000	Chicago O'Hare International Airport, 5.00%, 01/1/2046, Call 01/1/2025	2,737,150

28

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$680,000	Chicago Park District, 5.00%, 11/15/2024	$775,710
	Chicago Transit Authority
475,000	5.25%, 12/1/2030, Call 12/1/2021	515,071
2,000,000	5.00%, 12/1/2046, Call 12/1/2026	2,126,900
	City of Chicago
250,000	4.50%, 1/1/2021, Call 01/1/2020	259,718
1,000,000	5.00%, 1/1/2024	1,010,900
1,000,000	5.25%, 1/1/2035, Call 01/1/2021	982,880
1,000,000	5.50%, 1/1/2035, Call 01/1/2025	992,070
880,000	6.00%, 1/1/2038, Call 01/1/2027	908,292
500,000	5.50%, 1/1/2040, Call 01/1/2025	491,660
900,000	5.00%, 1/1/2041, Call 01/1/2022	915,804
1,000,000	City of Chicago Motor Fuel Tax Revenue, 5.00%, 01/1/2029, Call 01/1/2024	1,033,270
665,000	City of Chicago Wastewater Transmission Revenue, 5.00%, 01/1/2034, Call 01/1/2025	712,587
1,000,000	City of Chicago Waterworks Revenue, AGM, 5.00%, 11/1/2028, Call 11/1/2024	1,123,750
5,000	City of Chicago, AMBAC, 5.00%, 01/1/2042, Call 04/3/2017	5,011
	County of Cook
400,000	5.00%, 11/15/2021, Call 11/15/2019	429,144
1,000,000	5.25%, 11/15/2022, Call 11/15/2020	1,101,550
1,500,000	6.50%, 10/15/2040, Call 10/15/2020	1,531,830
	Illinois Finance Authority
235,000	5.00%, 8/15/2026, Call 08/15/2020	265,127
465,000	5.00%, 8/15/2026, Call 08/15/2020	505,925
465,000	5.00%, 11/1/2027, Call 11/1/2019	508,059
665,000	6.38%, 11/1/2029, Call 05/1/2019	740,737
600,000	5.75%, 10/1/2032, Call 10/1/2022	632,844
1,000,000	5.00%, 8/1/2033, Call 08/1/2024	1,113,210
315,000	5.00%, 2/15/2034, Call 02/15/2027	323,455
2,000,000	4.00%, 7/1/2034, Call 01/1/2026	2,053,940
500,000	7.75%, 8/15/2034, Call 08/15/2019	580,505
1,000,000	5.00%, 4/1/2036, Call 04/3/2017	954,950
2,000,000	4.50%, 11/1/2036, Call 11/1/2024	2,053,440
1,665,000	5.00%, 12/1/2036, Call 04/3/2017	1,665,549
500,000	5.63%, 2/15/2037, Call 04/3/2017	490,585
1,000,000	6.88%, 8/15/2038, Call 08/15/2019	1,138,880
3,000,000	0.65%, 11/1/2038, Call 03/1/2017 [2]	3,000,000
550,000	5.00%, 9/1/2042, Call 09/1/2024	568,771
1,340,000	5.00%, 9/1/2046, Call 09/1/2026	1,436,346
1,000,000	6.00%, 10/1/2048, Call 10/1/2022	1,062,380
500,000	Illinois Finance Authority, AGC, 5.25%, 08/15/2033, Call 08/15/2018	523,250
	Illinois Finance Authority, AGM
55,000	5.00%, 5/15/2019, Call 05/15/2018	57,783
250,000	5.25%, 3/1/2030, Call 03/1/2020	269,403
1,000,000	Illinois Sports Facilities Authority, AGM, 5.25%, 06/15/2032, Call 06/15/2024	1,086,280
840,000	Lake County Township High School District No. 121, 4.00%, 03/1/2019	883,680
435,000	Lombard Public Facilities Corp., 2.10%, 01/1/2036, Call 04/3/2017 *[4]	127,055
2,500,000	Metropolitan Pier & Exposition Authority, NATL, 0.00%, 06/15/2033	1,188,525
1,905,000	Metropolitan Water Reclamation District of Greater Chicago, 5.00%, 12/1/2041, Call 12/1/2026	2,106,187
500,000	Quad Cities Regional Economic Development Authority, 4.75%, 10/1/2032, Call 10/1/2022	518,100
	Railsplitter Tobacco Settlement Authority
780,000	5.25%, 6/1/2021	888,896
1,000,000	6.25%, 6/1/2024, Call 03/22/2017	1,000,320
1,000,000	Southwestern Illinois Development Authority, 7.13%, 11/1/2043, Call 11/1/2023	1,277,710

29

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
	State of Illinois
$735,000	5.00%, 1/1/2019	$765,686
500,000	5.00%, 3/1/2024, Call 03/1/2022	521,150
1,000,000	5.50%, 7/1/2026, Call 07/1/2023	1,067,640
2,000,000	3.00%, 6/15/2033, Call 06/15/2026	1,755,540
175,000	5.00%, 3/1/2037, Call 03/1/2022	174,998
385,000	State of Illinois, AMBAC, 6.25%, 12/15/2020	414,938
1,000,000	Will County Community High School District No. 210 Lincoln-Way, AGM-CR, 5.00%, 01/1/2027, Call 01/1/2023	1,060,140
955,000	Wonder Lake Village Special Service Area No. 1, 4.50%, 03/1/2034, Call 03/1/2025	928,441
		57,564,457
	INDIANA — 0.8%
1,000,000	City of Rockport, 7.00%, 06/1/2028, Call 02/1/2022 [1]	1,016,640
1,500,000	City of Whiting, 1.39%, 12/1/2044, Call 06/3/2019 1 2	1,492,800
1,000,000	Indiana Bond Bank, 5.25%, 10/15/2018	1,058,330
	Indiana Finance Authority
500,000	4.00%, 3/1/2017 [1]	500,050
500,000	6.00%, 12/1/2019	519,580
500,000	6.00%, 12/1/2026, Call 06/1/2020	496,995
250,000	5.25%, 11/1/2039, Call 11/1/2019	269,695
1,960,000	Michigan City School Building Corp., 5.00%, 01/15/2025	2,271,405
500,000	Town of Shoals, 7.25%, 11/1/2043, Call 11/1/2023 [1]	570,895
		8,196,390
	IOWA — 0.9%
	Iowa Finance Authority
1,000,000	5.25%, 12/1/2025, Call 12/1/2023	1,008,740
2,500,000	4.75%, 8/1/2042, Call 08/1/2022	2,490,400
250,000	Iowa Finance Authority, AGC, 5.25%, 08/15/2029, Call 08/15/2019	275,298
500,000	Iowa Higher Education Loan Authority, 6.00%, 10/1/2031, Call 10/1/2021	543,950
	Iowa Student Loan Liquidity Corp.
2,250,000	4.63%, 12/1/2019 [1]	2,333,317
650,000	5.50%, 12/1/2025, Call 12/1/2019	692,575
	Iowa Tobacco Settlement Authority
800,000	5.60%, 6/1/2034, Call 06/1/2017	800,112
410,000	5.38%, 6/1/2038, Call 04/3/2017	398,582
		8,542,974
	KANSAS — 0.0%
500,000	Overland Park Development Corp., AMBAC, 5.13%, 01/1/2032, Call 04/3/2017	490,800

	KENTUCKY — 0.6%
	Kentucky Economic Development Finance Authority
1,250,000	5.00%, 7/1/2027, Call 07/1/2025	1,391,363
2,000,000	5.00%, 1/1/2045, Call 07/1/2025	2,077,680
1,000,000	Kentucky Housing Corp., 5.63%, 05/1/2045, Call 05/1/2025	992,230
1,000,000	Paducah Electric Plant Board, AGM, 5.00%, 10/1/2035, Call 10/1/2026	1,116,110
		5,577,383
	LOUISIANA — 1.1%
1,175,000	Ascension Parish Industrial Development Board, Inc., 6.00%, 07/1/2036, Call 07/1/2023	1,253,737
500,000	Jefferson Parish Hospital Service District No. 2, 6.25%, 07/1/2031, Call 07/1/2021	534,635
	Louisiana Local Government Environmental Facilities & Community Development Authority
1,000,000	6.75%, 11/1/2032, Call 11/1/2017	1,028,530
500,000	6.50%, 11/1/2035, Call 11/1/2020	571,490
	Louisiana Public Facilities Authority
1,000,000	5.00%, 12/15/2021	1,140,910
1,250,000	0.00%, 10/01/2033	1,049,462
500,000	8.13%, 12/15/2033, Call 12/15/2023	555,865
1,000,000	5.00%, 5/15/2035, Call 05/15/2025	1,089,820
1,000,000	6.50%, 7/1/2036, Call 07/1/2023 [1]	1,073,170

30

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	LOUISIANA (Continued)
$360,000	5.25%, 5/15/2038, Call 05/15/2017	$362,063
2,000,000	Parish of St. John the Baptist, 5.13%, 06/1/2037, Call 06/1/2017	2,010,200
		10,669,882
	MAINE — 0.3%
1,615,000	Maine Health & Higher Educational Facilities Authority, 5.00%, 07/1/2035, Call 07/1/2027	1,810,028
420,000	Maine Health & Higher Educational Facilities Authority, ST RES FD GTY, 5.00%, 07/1/2040, Call 07/1/2020	457,678
500,000	Town of Rumford, 6.88%, 10/1/2026, Call 04/3/2017 [1]	502,060
		2,769,766
	MARYLAND — 1.4%
2,500,000	City of Baltimore, 5.00%, 07/1/2036, Call 01/1/2027	2,852,300
1,000,000	City of Baltimore, XLCA, 5.00%, 09/1/2032, Call 04/3/2017	1,002,320
1,600,000	Howard County Housing Commission, 5.00%, 06/1/2044, Call 06/1/2024	1,711,280
1,500,000	Maryland Community Development Administration, 1.35%, 01/1/2019, Call 07/1/2018 [3]	1,496,730
	Maryland Health & Higher Educational Facilities Authority
2,700,000	5.00%, 8/15/2038, Call 08/15/2023	2,948,751
1,000,000	5.00%, 7/1/2040, Call 07/1/2025	1,077,640
500,000	5.00%, 7/1/2045, Call 07/1/2025	536,975
2,000,000	Maryland Stadium Authority, 5.00%, 05/1/2046, Call 05/1/2026	2,235,260
		13,861,256
	MASSACHUSETTS — 0.5%
	Massachusetts Development Finance Agency
400,000	5.25%, 12/1/2025, Call 12/1/2019	430,884
500,000	5.81%, 12/1/2042 [2]	550,360
	Massachusetts Educational Financing Authority
1,500,000	5.00%, 1/1/2021 [1]	1,644,000
300,000	5.50%, 1/1/2022, Call 01/1/2020	326,772
380,000	6.00%, 1/1/2028, Call 01/1/2020	401,884
1,000,000	Massachusetts Water Resources Authority, 5.00%, 08/1/2040, Call 08/1/2026	1,151,590
		4,505,490
	MICHIGAN — 2.0%
1,000,000	Garden City Hospital Finance Authority, 5.00%, 08/15/2038, Call 08/15/2017	1,019,930
	Grand Rapids Public Schools, AGM
1,170,000	5.00%, 5/1/2022	1,340,773
685,000	5.00%, 5/1/2024	798,840
1,000,000	Great Lakes Water Authority Sewage Disposal System Revenue, 5.00%, 07/1/2035, Call 07/1/2026	1,091,930
275,000	Kentwood Economic Development Corp., 5.63%, 11/15/2041, Call 05/15/2022	289,476
	Michigan Finance Authority
275,000	5.00%, 6/1/2029, Call 06/1/2019	270,039
1,000,000	4.50%, 10/1/2029, Call 10/1/2024	1,026,300
1,165,000	5.00%, 7/1/2031, Call 07/1/2024	1,271,702
2,500,000	5.00%, 10/1/2033, Call 10/1/2024	2,776,175
500,000	5.00%, 7/1/2035, Call 07/1/2025	538,820
1,450,000	Michigan Finance Authority, NATL, 5.00%, 07/1/2036, Call 07/1/2024	1,581,834
	Michigan State Hospital Finance Authority
250,000	5.63%, 11/15/2029, Call 11/15/2019	279,715
2,000,000	0.00%, 11/15/2047 [2]	2,008,900
1,000,000	Michigan State Housing Development Authority, 1.70%, 04/1/2042, Call 04/1/20211 [2]	1,004,070
	Michigan Strategic Fund
710,000	6.75%, 7/1/2022 1 3	716,710
935,000	8.50%, 12/1/2030, Call 12/1/2023 1 3	936,552
1,445,000	4.13%, 7/1/2045, Call 07/1/2018 [2]	1,467,224
1,000,000	State of Michigan Trunk Line Revenue, AGM, 5.50%, 11/1/2021	1,176,100
500,000	Summit Academy, 6.38%, 11/1/2035, Call 04/3/2017	500,415
		20,095,505

31

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MINNESOTA — 0.4%
$250,000	City of Deephaven, 5.25%, 07/1/2040, Call 07/1/2025	$255,400
	Housing & Redevelopment Authority of The City of St Paul
1,000,000	5.00%, 11/15/2029, Call 11/15/2025	1,099,060
1,285,000	5.00%, 11/15/2030, Call 11/15/2025	1,409,645
415,000	Saint Paul Housing & Redevelopment Authority, 5.50%, 09/1/2043, Call 09/1/2020	415,776
500,000	World Learner School of Chaska Charter School No. 4016, 8.00%, 12/1/2043, Call 12/1/2021	576,700
		3,756,581
	MISSISSIPPI — 0.2%
1,500,000	Mississippi Development Bank, 5.00%, 08/1/2026	1,776,810

	MISSOURI — 0.2%
250,000	Hanley Road Corridor Transportation Development District, 5.88%, 10/1/2036, Call 10/1/2019	270,010
	Health & Educational Facilities Authority of the State of Missouri
835,000	5.00%, 6/1/2034, Call 06/1/2020	887,772
1,050,000	6.00%, 2/1/2041, Call 02/1/2021	1,153,131
		2,310,913
	NEBRASKA — 0.6%
	Central Plains Energy Project
1,000,000	5.00%, 9/1/2027, Call 09/1/2022	1,107,270
2,500,000	5.00%, 9/1/2032, Call 09/1/2022	2,700,700
250,000	5.25%, 9/1/2037, Call 09/1/2022	271,875
1,750,000	5.00%, 8/1/2039, Call 12/1/2019 [2]	1,897,175
		5,977,020
	NEVADA — 1.0%
1,000,000	City of Sparks, 6.75%, 06/15/2028, Call 06/15/2018 [3]	1,029,240
700,000	County of Clark, 5.00%, 07/1/2030, Call 01/1/2020	758,723
4,000,000	County of Clark Department of Aviation, 0.65%, 07/1/2036, Call 03/1/2017 [2]	4,000,000
1,000,000	Henderson Public Improvement Trust, 5.50%, 01/1/2034, Call 07/1/2024	1,077,940
2,000,000	Las Vegas Valley Water District, 5.00%, 06/1/2039, Call 12/1/2024	2,252,820
595,000	State of Nevada Department of Business & Industry, 5.00%, 12/15/2035, Call 12/15/2025 [3]	588,526
		9,707,249
	NEW JERSEY — 1.0%
	New Jersey Economic Development Authority
500,000	5.13%, 9/15/2023, Call 08/20/2022 [1]	529,975
1,500,000	5.00%, 3/1/2024, Call 03/1/2023	1,579,560
1,000,000	5.25%, 9/1/2025, Call 03/1/2021	1,059,200
280,000	6.00%, 10/1/2034, Call 10/1/2024	279,980
880,000	5.00%, 6/15/2036, Call 12/15/2026	885,359
1,000,000	New Jersey Educational Facilities Authority, 5.00%, 06/15/2025, Call 06/15/2024	1,047,920
500,000	New Jersey Health Care Facilities Financing Authority, 5.75%, 07/1/2037, Call 07/1/2018	514,230
1,000,000	New Jersey Higher Education Student Assistance Authority, 5.25%, 06/1/2020, Call 06/1/2019	1,070,690
750,000	New Jersey Transportation Trust Fund Authority, 5.00%, 06/15/2044, Call 06/15/2024	751,763
2,000,000	New Jersey Transportation Trust Fund Authority, NATL, 0.00%, 12/15/2030	1,071,600
1,000,000	State of New Jersey, 5.25%, 06/15/2026, Call 06/15/2019	1,093,080
		9,883,357
	NEW MEXICO — 0.4%
890,000	County of Bernalillo, AMBAC, 5.45%, 06/1/2034, Call 04/3/2017 [1]	890,285
810,000	Mesa Del Sol Public Improvement District No. 1, 7.00%, 10/1/2033, Call 10/1/2023	849,390
1,020,000	Volterra Public Improvement District, 6.75%, 10/1/2033, Call 10/1/2024	1,059,189
1,055,000	Winrock Town Center Tax Increment Development District No. 1, 6.00%, 05/1/2040, Call 05/1/2020 [3]	1,081,069
		3,879,933

32

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK — 3.4%
$400,000	Brooklyn Arena Local Development Corp., 6.00%, 07/15/2030, Call 01/15/2020	$454,996
1,000,000	Build New York City Resource Corp., 5.50%, 09/1/2045, Call 09/1/2025 [3]	1,079,650
2,000,000	City of New York, 5.00%, 03/1/2026, Call 03/1/2024	2,344,440
650,000	Nassau County Local Economic Assistance Corp., 5.00%, 07/1/2034, Call 07/1/2024	700,823
1,500,000	New York City Industrial Development Agency, AMBAC, 5.00%, 01/1/2031, Call 04/3/2017	1,503,615
1,000,000	New York City Industrial Development Agency, FGIC, 5.00%, 03/1/2046, Call 04/3/2017	1,006,500
450,000	New York Counties Tobacco Trust VI, 5.00%, 06/1/2045, Call 06/1/2026	480,771
	New York Liberty Development Corp.
1,000,000	5.25%, 10/1/2035	1,197,980
2,000,000	5.38%, 11/15/2040, Call 11/15/2024 [3]	2,177,940
1,000,000	5.00%, 11/15/2044, Call 11/15/2024 [3]	1,048,360
1,500,000	7.25%, 11/15/2044, Call 11/15/2024 [3]	1,774,245
	New York State Dormitory Authority
400,000	4.00%, 5/1/2033, Call 05/1/2023	388,824
1,000,000	5.00%, 2/15/2034, Call 02/15/2019	1,072,270
500,000	4.25%, 5/1/2042, Call 05/1/2023	485,660
2,750,000	New York State Housing Finance Agency, 0.85%, 11/1/2049, Call 03/1/2017 [2]	2,750,000
1,000,000	New York State Urban Development Corp., 5.25%, 01/1/2021, Call 01/1/2019	1,075,250
480,000	New York Transportation Development Corp., 5.00%, 08/1/2031, Call 08/1/2021 [1]	500,659
	Onondaga Civic Development Corp.
235,000	5.00%, 7/1/2040, Call 07/1/2025	248,950
500,000	5.00%, 7/1/2045, Call 07/1/2025	531,495
	Port Authority of New York & New Jersey
590,000	5.50%, 12/1/2031, Call 12/1/2020	652,983
4,500,000	5.00%, 10/15/2041, Call 10/15/2025	5,110,110
265,000	6.00%, 12/1/2042, Call 12/1/2020	298,316
1,000,000	Seneca Nation Indians Capital Improvements Authority, 5.00%, 12/1/2023, Call 06/1/2017 [3]	1,005,470
1,000,000	Town of Vestal, 2.00%, 05/12/2017	1,001,960
1,500,000	Triborough Bridge & Tunnel Authority, 5.00%, 11/15/2045, Call 11/15/2025	1,702,620
	TSASC, Inc.
970,000	5.00%, 6/1/2034	970,000
950,000	5.13%, 6/1/2042	950,000
750,000	Westchester County Local Development Corp., 5.50%, 05/1/2042, Call 05/1/2024	813,120
		33,327,007
	NORTH CAROLINA — 0.3%
1,000,000	County of New Hanover, AGM, 5.00%, 10/1/2027, Call 10/1/2019	1,077,230
2,000,000	North Carolina Medical Care Commission, 5.00%, 12/1/2033, Call 12/1/2022	2,242,580
		3,319,810
	NORTH DAKOTA — 0.1%
1,000,000	County of Burleigh, 4.38%, 04/15/2026	970,270

	OHIO — 1.2%
2,000,000	Buckeye Tobacco Settlement Financing Authority, 5.88%, 06/1/2030, Call 06/1/2017	1,933,720
1,000,000	Butler County Port Authority, 6.00%, 12/1/2043, Call 12/1/2022	973,670
830,000	City of Akron, 5.00%, 12/1/2026	925,035
400,000	City of Cleveland Airport System Revenue, 5.00%, 01/1/2031, Call 01/1/2022	438,620
500,000	County of Allen, 5.00%, 06/1/2038, Call 06/1/2020	535,135
1,000,000	County of Butler, 5.75%, 11/1/2040, Call 11/1/2020	1,155,380

33

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	OHIO (Continued)
$500,000	County of Tuscarawas, 6.00%, 03/1/2045, Call 03/1/2025	$511,145
1,000,000	Ohio Air Quality Development Authority, 3.75%, 12/1/2023 [2]	350,000
2,700,000	Ohio Housing Finance Agency, 1.00%, 03/1/2019 [2]	2,702,646
1,000,000	Ohio Water Development Authority, 4.00%, 12/1/2033 [2]	350,000
1,000,000	Southeastern Ohio Port Authority, 5.75%, 12/1/2032, Call 12/1/2022	1,092,690
1,000,000	State of Ohio, 5.60%, 08/1/2032, Call 04/3/2017 1 2	984,240
		11,952,281
	OKLAHOMA — 0.4%
940,000	Coweta Public Works Authority, 4.00%, 08/1/2027, Call 08/1/2026	992,067
1,000,000	Garfield County Educational Facilities Authority, 5.00%, 09/1/2031, Call 09/1/2026	1,150,990
1,175,000	Oklahoma County Finance Authority, 4.50%, 09/1/2024	1,316,446
		3,459,503
	OREGON — 0.1%
1,000,000	Oregon State Facilities Authority, 5.00%, 04/1/2045, Call 04/1/2025	1,110,080

	PENNSYLVANIA — 1.6%
1,000,000	Allegheny County Hospital Development Authority, 5.50%, 08/15/2034, Call 08/15/2019	1,082,220
95,000	Allegheny County Industrial Development Authority, 6.00%, 07/15/2038, Call 07/15/2023	98,867
1,000,000	Allentown City School District, AGM SAW, 4.00%, 02/15/2021	1,081,710
280,000	Chester County Industrial Development Authority, 5.38%, 10/15/2042, Call 10/15/2022	273,134
500,000	Delaware County Industrial Development Authority, 4.38%, 06/1/2026 [3]	479,535
200,000	Delaware Valley Regional Finance Authority, 5.75%, 07/1/2032	244,488
265,000	East Hempfield Township Industrial Development Authority, 5.00%, 12/1/2039, Call 12/1/2025	285,416
	Hospitals & Higher Education Facilities Authority of Philadelphia
1,000,000	5.50%, 7/1/2026, Call 07/1/2017	1,006,530
1,000,000	5.63%, 7/1/2036, Call 07/1/2022	1,073,230
290,000	Montgomery County Industrial Development Authority, FHA, 5.00%, 08/1/2024, Call 08/1/2020	326,726
	Pennsylvania Economic Development Financing Authority
450,000	6.25%, 10/15/2023, Call 10/15/2019	498,483
250,000	6.40%, 12/1/2038, Call 09/1/2025	253,118
600,000	Pennsylvania Higher Educational Facilities Authority, 5.80%, 07/1/2030, Call 07/1/2020	688,854
	Pennsylvania Turnpike Commission
1,250,000	5.00%, 6/1/2029, Call 06/1/2026	1,415,187
1,000,000	5.00%, 12/1/2033, Call 12/1/2024	1,110,420
500,000	5.00%, 12/1/2041, Call 06/1/2026	551,770
	Philadelphia Authority for Industrial Development
795,000	5.00%, 5/1/2027, Call 05/1/2026	938,227
500,000	8.00%, 1/1/2033, Call 01/1/2023	566,275
500,000	6.88%, 6/15/2033, Call 06/15/2023	548,860
1,000,000	School District of Philadelphia, SAW, 5.00%, 09/1/2038, Call 09/1/2026	1,068,240
1,625,000	Susquehanna Area Regional Airport Authority, 6.50%, 01/1/2038, Call 01/1/2018 [1]	1,671,296
		15,262,586
	RHODE ISLAND — 0.4%
1,200,000	Rhode Island Commerce Corp., 5.00%, 07/1/2046, Call 07/1/2026	1,316,244
	Rhode Island Health & Educational Building Corp.
1,000,000	6.00%, 9/1/2033, Call 09/1/2023	1,239,740
1,000,000	8.38%, 1/1/2046, Call 01/1/2021	1,247,180
500,000	Rhode Island Health & Educational Building Corp., AGC, 6.25%, 05/15/2030, Call 05/15/2019	554,915
		4,358,079

34

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	SOUTH CAROLINA — 0.3%
$1,000,000	South Carolina Jobs-Economic Development Authority, AGM, 6.25%, 08/1/2034, Call 08/1/2021	$1,153,420
1,500,000	South Carolina Public Service Authority, 5.00%, 12/1/2028, Call 12/1/2026	1,761,105
		2,914,525
	SOUTH DAKOTA — 0.1%
1,235,000	South Dakota Health & Educational Facilities Authority, 5.00%, 11/1/2045, Call 11/1/2025	1,341,679

	TENNESSEE — 0.8%
	Chattanooga-Hamilton County Hospital Authority
500,000	5.00%, 10/1/2034, Call 10/1/2024	533,455
1,220,000	5.00%, 10/1/2044, Call 10/1/2024	1,277,986
	Johnson City Health & Educational Facilities Board
500,000	6.50%, 7/1/2038, Call 07/1/2020	554,215
2,000,000	5.00%, 8/15/2042, Call 08/15/2022	2,118,400
	Knox County Health Educational & Housing Facility Board
365,000	5.25%, 5/1/2025, Call 11/1/2024 [3]	348,524
45,000	6.00%, 5/1/2034, Call 11/1/2024 [3]	41,792
1,500,000	Nashville & Davidson County Health & Educational Facilities Board, 1.55%, 11/15/2030 [2]	1,496,010
1,000,000	Tennessee Energy Acquisition Corp., 5.63%, 09/1/2026	1,143,290
		7,513,672
	TEXAS — 3.6%
500,000	Austin Convention Enterprises, Inc., XLCA, 5.25%, 01/1/2019, Call 04/3/2017	500,765
500,000	Central Texas Regional Mobility Authority, 6.75%, 01/1/2041, Call 01/1/2021	600,115
500,000	City of Dallas, 5.00%, 02/15/2025, Call 02/15/2022	549,640
1,000,000	City of El Paso, 5.00%, 08/15/2036, Call 08/15/2026	1,127,680
1,500,000	City of Fort Worth, 5.00%, 03/1/2027, Call 03/1/2026	1,791,480
500,000	City of Houston, 5.25%, 09/1/2028, Call 09/1/2021	557,375
	City of Houston Airport
250,000	5.50%, 7/1/2034, Call 07/1/2018	263,813
750,000	5.00%, 7/15/2035, Call 07/15/2025 [1]	786,315
	Clifton Higher Education Finance Corp.
500,000	5.00%, 8/15/2042, Call 08/15/2022	514,020
1,500,000	4.60%, 12/1/2049, Call 12/1/2024	1,500,870
1,000,000	Danbury Higher Education Authority, Inc., 6.50%, 08/15/2043, Call 08/15/2023	1,121,190
360,000	Decatur Hospital Authority, 6.63%, 09/1/2031, Call 09/1/2023	413,190
1,065,000	El Paso Downtown Development Corp., 5.00%, 08/15/2026	1,216,262
475,000	Jefferson County Industrial Development Corp., 8.25%, 07/1/2032, Call 07/1/2022	490,323
	New Hope Cultural Education Facilities Corp.
500,000	4.75%, 4/1/2034, Call 04/1/2024	516,350
1,000,000	5.00%, 4/1/2039, Call 04/1/2024	1,046,010
1,250,000	5.00%, 7/1/2047, Call 07/1/2025	1,306,712
1,500,000	New Hope Cultural Education Facilities Corp., AGM, 5.00%, 04/1/2046, Call 04/1/2024	1,604,190
	North Texas Tollway Authority
405,000	6.00%, 1/1/2028, Call 01/1/2019	441,855
95,000	6.00%, 1/1/2028, Call 01/1/2019	103,207
1,000,000	Northside Independent School District, PSF, 1.75%, 06/1/2032, Call 03/22/2017 [2]	985,130
1,000,000	Red River Health Facilities Development Corp., 7.25%, 12/15/2047, Call 12/1/20214	790,000
	SA Energy Acquisition Public Facility Corp.
1,000,000	5.25%, 8/1/2018	1,053,680
1,000,000	5.50%, 8/1/2021	1,131,180
290,000	5.50%, 8/1/2027	347,867
1,000,000	San Antonio Water System, 2.00%, 05/1/2043 [2]	1,016,560

35

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
	Tarrant County Cultural Education Facilities Finance Corp.
$1,000,000	4.20%, 9/1/2025, Call 09/1/2023	$1,090,300
2,000,000	5.00%, 11/15/2038, Call 05/15/2023	2,200,120
2,000,000	Texas City Industrial Development Corp., 4.13%, 12/1/2045, Call 02/4/2025	1,865,820
	Texas Municipal Gas Acquisition & Supply Corp. I
555,000	5.25%, 12/15/2025	647,163
125,000	6.25%, 12/15/2026	148,273
	Texas Municipal Gas Acquisition & Supply Corp. III
500,000	5.00%, 12/15/2028, Call 12/15/2022	540,925
500,000	5.00%, 12/15/2031, Call 12/15/2022	533,610
	Texas Private Activity Bond Surface Transportation Corp.
1,000,000	7.50%, 6/30/2032, Call 06/30/2020	1,162,650
1,345,000	7.00%, 6/30/2040, Call 06/30/2020	1,537,712
1,000,000	Town of Little Elm, 7.15%, 09/1/2027, Call 03/1/2018	1,017,170
	Town of Westlake
500,000	5.50%, 9/1/2025	490,510
200,000	6.13%, 9/1/2035, Call 09/1/2025	193,242
1,995,000	Tyler Health Facilities Development Corp., 5.38%, 11/1/2037, Call 11/1/2017	1,995,239
		35,198,513
	UTAH — 0.1%
1,200,000	Salt Lake City Corp. Airport Revenue, 5.00%, 07/1/2026 [1]	1,416,744

	VERMONT — 0.1%
500,000	Vermont Educational & Health Buildings Financing Agency, 6.25%, 01/1/2041, Call 01/1/2021	589,145

	VIRGIN ISLANDS — 0.1%
	Virgin Islands Public Finance Authority
385,000	6.75%, 10/1/2019	325,579
500,000	5.00%, 10/1/2032, Call 10/1/2022 [3]	367,220
115,000	Virgin Islands Public Finance Authority, NATL, 4.25%, 10/1/2029, Call 04/3/2017	115,174
		807,973
	VIRGINIA — 0.5%
715,000	Celebrate North Community Development Authority, 4.69%, 03/1/2018, Call 03/17/2017 *[4]	461,304
400,000	Chesterfield County Economic Development Authority, 5.00%, 05/1/2023, Call 05/1/2019	432,324
1,480,000	Federal Home Loan Mortgage Corporation Multifamily Variable Rate Demand Certificates, 4.15%, 04/15/2025, Call 04/15/2020 [1]	1,512,530
995,000	Lower Magnolia Green Community Development Authority, 5.00%, 03/1/2045, Call 03/1/2025 [3]	995,448
	Roanoke Economic Development Authority, AGM
5,000	5.00%, 7/1/2038, Call 07/1/2020 [2]	5,617
245,000	5.00%, 7/1/2038, Call 07/1/2020	260,861
	Stafford County & Staunton Industrial Development Authority, XLCA
10,000	5.00%, 8/1/2017	10,184
530,000	5.00%, 8/1/2017	537,897
	Virginia Small Business Financing Authority
80,000	6.00%, 1/1/2037, Call 07/1/2022 [1]	89,850
130,000	5.50%, 1/1/2042, Call 07/1/2022 [1]	139,339
		4,445,354
	WASHINGTON — 1.2%
1,000,000	King County Public Hospital District No. 1, 5.00%, 12/1/2036, Call 12/1/2026	1,091,910
	King County Public Hospital District No. 4
705,000	5.00%, 12/1/2038, Call 12/1/2025	684,019
1,000,000	7.00%, 12/1/2040, Call 12/1/2021	1,065,380

36

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WASHINGTON (Continued)
$350,000	Ocean Shores Local Improvement District, 7.25%, 02/1/2031	$439,190
1,500,000	Seattle Housing Authority, 1.25%, 04/1/2019, Call 04/1/2018	1,497,375
	State of Washington
2,000,000	5.00%, 8/1/2037, Call 08/1/2023	2,257,040
1,000,000	5.00%, 6/1/2040, Call 06/1/2026	1,143,200
355,000	Tacoma Consolidated Local Improvement Districts, 5.75%, 04/1/2043, Call 03/17/2017	354,052
	Washington Health Care Facilities Authority
1,000,000	2.04%, 1/1/2035, Call 07/1/2024 [2]	1,000,120
1,820,000	5.00%, 3/1/2038, Call 03/1/2025	1,997,232
		11,529,518
	WISCONSIN — 0.6%
	Public Finance Authority
1,310,000	5.00%, 7/1/2022 [1]	1,372,120
500,000	5.75%, 2/1/2035, Call 02/1/2025	469,660
500,000	5.75%, 4/1/2042, Call 04/1/2022	507,110
1,000,000	5.00%, 7/1/2042, Call 07/1/2022 [1]	1,038,980
165,000	6.00%, 7/15/2042, Call 07/15/2022	176,002
450,000	5.50%, 3/1/2045, Call 03/1/2025 [3]	459,635
1,405,000	University of Wisconsin Hospitals & Clinics, 5.00%, 04/1/2038, Call 04/1/2023	1,543,111
400,000	Wisconsin Health & Educational Facilities Authority, 5.50%, 08/15/2030, Call 08/15/2020	457,312
345,000	Wisconsin Health & Educational Facilities Authority, AMBAC, 5.50%, 02/15/2019	357,993
		6,381,923
	WYOMING — 0.1%
500,000	County of Campbell, 5.75%, 07/15/2039, Call 07/15/2019	544,140
220,000	County of Sweetwater, 5.25%, 07/15/2026, Call 08/21/2019	240,075
		784,215
	TOTAL MUNICIPAL BONDS
	(Cost $504,867,658)	515,558,430

Number of Shares		Value
	CLOSED-END MUTUAL FUNDS — 0.9%
	UNITED STATES — 0.9%
8,184	BlackRock Long-Term Municipal Advantage Trust	$94,034
53,753	BlackRock MuniVest Fund, Inc.	537,530
31,817	BlackRock MuniYield Quality Fund, Inc.	472,482
87,593	Deutsche Municipal Income Trust	1,169,367
72,299	Dreyfus Municipal Income, Inc.	657,198
127,431	Dreyfus Strategic Municipal Bond Fund, Inc.	1,078,066
30,359	Dreyfus Strategic Municipals, Inc.	266,856
23,539	DTF Tax-Free Income, Inc.	375,682
17,462	Invesco Advantage Municipal Income Trust II	197,495
17,008	Invesco Municipal Opportunity Trust	223,995
23,118	Invesco Municipal Trust	291,980
11,819	Invesco Trust for Investment Grade Municipals	154,947
8,572	Neuberger Berman Intermediate Municipal Fund, Inc.	130,209
37,184	Pioneer Municipal High Income Advantage Trust	410,511
123,034	Pioneer Municipal High Income Trust	1,441,959
108,457	Western Asset Managed Municipals Fund, Inc.	1,491,284
8,828	Western Asset Municipal Partners Fund, Inc.	137,364
		9,130,959
	TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $9,131,453)	9,130,959

	OPEN-END MUTUAL FUNDS — 32.7%
	UNITED STATES — 32.7%
8,600,604	Vanguard Intermediate-Term Tax-Exempt Fund - Admiral Shares	120,236,449
18,387,937	Vanguard Limited-Term Tax-Exempt Fund - Admiral Class	200,980,153
		321,216,602
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $322,319,305)	321,216,602

37

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of February 28, 2017

Number of Shares		Value
	LIMITED PARTNERSHIPS — 7.8%
	UNITED STATES — 7.8%
	Anchorage Illiquid Opportunities II, LP*	$36,295
	Mackay Municipal Credit Opportunities Fund, LP*	15,833,119
	Mackay Municipal Opportunities Fund, LP*	60,397,985
		76,267,399
	TOTAL LIMITED PARTNERSHIPS
	(Cost $77,000,000)	76,267,399

	SHORT-TERM INVESTMENT — 5.9%
58,440,378	BlackRock MuniCash - Institutional Shares, 0.49%[5]	58,452,066

	TOTAL SHORT-TERM INVESTMENT
	(Cost $58,446,415)	58,452,066

	TOTAL INVESTMENTS — 99.8%
	(Cost $971,764,831)	980,625,456
	Other assets less liabilities — 0.2%	1,803,853

	TOTAL NET ASSETS — 100.0%	$982,429,309

*	Non-income producing security.

[1]	AMT eligible security.

[2]	Variable, floating, or step rate security.

[3]	144A restricted security.

[4]	Security is in default.

[5]	The rate is the annualized seven-day yield at period end.

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AGM-CR – Assured Guaranty Municipal Custodial Receipts

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual Assurance Company

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Administration

LP – Limited Partnership

NATL – National Public Finance Guarantee Corporation

NATL-RE – National Rural Utilities Cooperative Finance Corporation Reinsurance

OBLG – Obligation

PSF – Permanent School Fund Guaranteed

SAW – State Aid Withholding

ST RES FD GTY – State Resource Fund Guaranty

XLCA – XL Capital Assurance

See accompanying Notes to Financial Statements.

38

ASPIRIANT DEFENSIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of February 28, 2017

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 94.2%
	ALTERNATIVE DIVERSIFIERS — 36.0%
2,305,954	Arbitrage (The) Fund - Institutional Class	$30,623,068
2,257,934	Gateway Fund - Y Class	71,282,990
1,116,094	GMO SGM Major Markets Fund - Class IV	36,340,020
1,954,917	Merger Fund (The) - Institutional Class	30,633,542
2,934,407	Vanguard Market Neutral Fund	35,476,986
		204,356,606
	CORE DIVERSIFIERS — 58.2%
3,815,080	FPA Crescent Fund	129,445,674
6,046,744	GMO Benchmark-Free Allocation Fund - Class IV1	155,885,055
2,633,057	JPMorgan Global Allocation Fund - Select Class	45,104,262
		330,434,991
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $519,647,343)	534,791,597

	EXCHANGE-TRADED FUND — 3.5%
475,498	iShares Core Growth Allocation ETF	19,970,916

	TOTAL EXCHANGE-TRADED FUND
	(Cost $19,999,453)	19,970,916

	SHORT-TERM INVESTMENT — 5.5%
31,311,477	JPMorgan Prime Money Market Fund - Agency Shares, 0.81%[2]	31,324,002

	TOTAL SHORT-TERM INVESTMENT
	(Cost $31,323,728)	31,324,002

	TOTAL INVESTMENTS — 103.2%
	(Cost $570,970,524)	586,086,515
	Liabilities in excess of other assets — (3.2)%	(18,375,119)

	TOTAL NET ASSETS — 100.0%	$567,711,396

[1]	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov

[2]	The rate is the annualized seven-day yield at period end.

ETF – Exchange-Traded Fund

See accompanying Notes to Financial Statements.

39

ASPIRIANT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

As of February 28, 2017

	Risk-Managed Equity Allocation Fund		Risk-Managed Municipal Bond Fund	Defensive Allocation Fund
ASSETS:
Investments, at value (cost $797,688,527, $971,764,831 and $570,970,524, respectively)	$847,275,075		$980,625,456	$586,086,515
Cash	596,229		6,538,497	—
Foreign currency, at value (cost $51,141, $0 and $0, respectively)	51,042		—	—
Receivables:
Fund shares sold	1,509,893		3,460,906	1,727,074
Dividends and interest	909,428		6,520,087	14,550
Limited Partnership subscriptions	—		1,000,000	—
Other prepaid expenses	52,786		40,579	67,399
Total assets	850,394,453		998,185,525	587,895,538

LIABILITIES:
Payables:
Investments purchased	68,000		15,238,101	19,999,453
Securities lending collateral	88,397,830		—	—
Fund shares redeemed	6,256		173,030	36,018
Due to Adviser	86,877		176,400	41,936
Accrued fund accounting fees	36,210		40,345	19,140
Accrued fund administration fees	17,950		23,259	12,869
Accrued administrative servicing fees	16,481		21,726	12,584
Accrued Trustees' fees	10,424		10,424	10,424
Accrued custody fees	8,290		4,100	700
Accrued transfer agent fees and expenses	5,111		5,122	4,762
Accrued Chief Compliance Officer fees	1,159		1,159	1,159
Accrued other expenses	76,360		62,550	45,097
Total liabilities	88,730,948		15,756,216	20,184,142

NET ASSETS	$761,663,505		$982,429,309	$567,711,396

NET ASSETS CONSIST OF:
Capital (unlimited shares authorized, no par value)	$712,747,628		$973,664,403	$551,258,259
Accumulated net investment income (loss)	498,253		4,787,087	217,585
Accumulated net realized gain (loss) on investments	(1,162,884)		(4,882,806)	1,119,561
Net unrealized appreciation (depreciation) on:
Investments	49,586,548		8,860,625	15,115,991
Foreign currency	(6,040)		—	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$761,663,505		$982,429,309	$567,711,396

SHARES ISSUED AND OUTSTANDING	64,704,522	^	98,239,547	55,179,811
NET ASSET VALUE PER SHARE	$11.77	^	$10.00	$10.29

^	Advisor Shares

See accompanying Notes to Financial Statements.

40

ASPIRIANT TRUST

STATEMENTS OF OPERATIONS

For the Year Ended February 28, 2017

	Risk-Managed Equity Allocation Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $232,699, $0 and $0, respectively)	$14,469,623	$5,345,115	$6,238,160
Interest	135,069	21,345,546	69,526
Securities lending income	186,232	—	—
Miscellaneous Income	1,000	—	—
Total investment income	14,791,924	26,690,661	6,307,686

EXPENSES:
Advisory fees	1,900,276	2,406,803	343,746
Administrative services fees	584,491	810,607	344,270
Fund accounting fees	228,582	224,498	92,118
Fund administration fees	184,513	263,504	116,332
Custody fees	120,079	20,706	679
Registration fees	100,178	127,303	77,996
Legal fees	73,011	95,280	60,100
Audit fees	65,525	80,096	35,998
Trustees' fees and expenses	40,837	40,837	40,837
Transfer agent fees and expenses	39,587	38,919	39,124
Chief Compliance Officer fees	15,826	15,826	15,826
Insurance fees	13,778	13,565	7,254
Shareholder reporting fees	10,785	10,764	10,083
Other expenses	40,802	9,350	9,268
Total expenses	3,418,270	4,158,058	1,193,631
Less: Advisory fees waived	(45,408)	(22,045)	—
Less: Administrative services fees waived	(409,442)	(567,791)	(241,143)
Net expenses	2,963,420	3,568,222	952,488
Net investment income	11,828,504	23,122,439	5,355,198

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,870,052	(1,947,739)	(3,494,190)
Foreign currency translations	13,033	—	—
Futures contracts	202,314	—	—
Written options	(941,221)	—	—
Capital gain distributions	2,265,543	—	5,361,381
Total net realized gain (loss)	12,409,721	(1,947,739)	1,867,191
Net change in unrealized appreciation (depreciation) on:
Investments	52,441,278	(19,003,908)	16,158,378
Foreign currency translations	971	—	—
Futures contracts	278,647	—	—
Written options	(135,884)	—	—
Total net change in unrealized appreciation (depreciation)	52,585,012	(19,003,908)	16,158,378
Net realized and unrealized gain (loss)	64,994,733	(20,951,647)	18,025,569
Net Increase in Net Assets from Operations	$76,823,237	$2,170,792	$23,380,767

See accompanying Notes to Financial Statements.

41

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Risk-Managed Equity Allocation Fund		Risk-Managed Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Period Ended February 29, 2016*
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$11,828,504	$5,197,659	$23,122,439	$12,285,950
Net realized gain (loss) on investments and foreign currency	12,409,721	(7,613,346)	(1,947,739)	246,292
Net change in unrealized appreciation (depreciation) on investments and foreign currency	52,585,012	(30,336,632)	(19,003,908)	8,687,961
Net increase/(decrease) in net assets resulting from operations	76,823,237	(32,752,319)	2,170,792	21,220,203

DISTRIBUTIONS TO SHAREHOLDERS^:
From net investment income	(11,961,644)	(11,756)	(21,453,279)	(9,240,415)
From net realized gains	(3,510,216)	(7,625,877)	(1,088,848)	—
Total distributions to shareholders	(15,471,860)	(7,637,633)	(22,542,127)	(9,240,415)

CAPITAL SHARE TRANSACTIONS^:
Shares sold	395,683,582	276,764,514	526,718,267	733,092,287 **
Shares issued for reinvestment of distributions	14,630,849	7,214,360	21,741,149	8,897,371
Shares redeemed	(91,656,170)	(163,685,376)	(223,930,732)	(75,697,486)
Net increase from capital share transactions	318,658,261	120,293,498	324,528,684	666,292,172

Total increase in net assets	380,009,638	79,903,546	304,157,349	678,271,960

NET ASSETS:
Beginning of period	381,653,867	301,750,321	678,271,960	—
End of period	$761,663,505	$381,653,867	$982,429,309	$678,271,960

Accumulated net investment income	$498,253	$4,736,618	$4,787,087	$3,045,535

TRANSACTIONS IN SHARES^:
Shares sold	35,157,706	24,958,430	52,042,189	72,861,033 **
Shares issued for reinvestment of distributions	1,309,834	652,293	2,133,347	879,971
Shares redeemed	(8,101,874)	(15,438,801)	(22,240,369)	(7,436,624)
Net increase	28,365,666	10,171,922	31,935,167	66,304,380

*	Commenced operations as of the close of business on July 1, 2015.

**	Includes paid-in capital and shares received via a non-taxable in-kind subscription merger.

^	Represents Advisor Shares transactions for Aspirant Risk-Managed Equity Allocation Fund.

See accompanying Notes to Financial Statements.

42

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Defensive Allocation Fund
	Year Ended February 28, 2017	Period Ended February 29, 2016*
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$5,355,198	$(29,243)
Net realized gain on investments	1,867,191	11,485
Net change in unrealized appreciation (depreciation) on investments	16,158,378	(1,042,387)
Net increase/(decrease) in net assets resulting from operations	23,380,767	(1,060,145)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,863,886)	—
From net realized gains	(15,218)	—
Total distributions to shareholders	(5,879,104)	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	465,896,003	130,087,971
Shares issued for reinvestment of distributions	5,656,024	—
Shares redeemed	(49,071,428)	(1,298,692)
Net increase from capital share transactions	422,480,599	128,789,279

Total increase in net assets	439,982,262	127,729,134

NET ASSETS:
Beginning of period	127,729,134	—
End of period	$567,711,396	$127,729,134

Accumulated net investment income (loss)	$217,585	$(29,243)

TRANSACTIONS IN SHARES:
Shares sold	46,438,062	13,203,069
Shares issued for reinvestment of distributions	563,349	—
Shares redeemed	(4,892,485)	(132,184)
Net increase	42,108,926	13,070,885

*	Commenced operations as of the close of business on December 14, 2015.

See accompanying Notes to Financial Statements.

43

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014*
Net asset value, beginning of period	$10.50	$11.53	$11.00	$10.00

Income from Investment Operations:
Net investment income (loss)	0.19	0.15	0.04	0.00	(1)
Net realized and unrealized gain (loss) on investments and foreign currency	1.34	(0.99)	0.52	1.02
Total from investment operations	1.53	(0.84)	0.56	1.02

Less Distributions:
From net investment income	(0.20)	0.00 (1)	(0.03)	(0.02)
From net realized gain	(0.06)	(0.19)	—	—
Total distributions	(0.26)	(0.19)	(0.03)	(0.02)

Net asset value, end of period	$11.77	$10.50	$11.53	$11.00

Total return	14.63%	(7.33)%	5.01%	10.24	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$761,664	$381,654	$301,750	$202,303
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.59%	1.05%	1.81%	2.20	%(3)
Expense waiver	(0.08)%	(0.04)%	—%	—	%(3)
Total expenses after expense waiver	0.51%	1.01%	1.81%	2.20	%(3)
Net investment income (loss)	2.02%	1.40%	0.37%	(0.05	)%(3)
Portfolio turnover rate	89%	83%	101%	43	%(2)

*	Commenced operations as of the close of business on April 4, 2013.

(1)	Rounds to less than 0.005.

(2)	Not annualized.

(3)	Annualized.

See accompanying Notes to Financial Statements.

44

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value, beginning of period	$10.23	$10.00

Income from Investment Operations:
Net investment income	0.28	0.20
Net realized and unrealized gain (loss) on investments	(0.22)	0.18
Total from investment operations	0.06	0.38

Less Distributions:
From net investment income	(0.28)	(0.15)
From net realized gain	(0.01)	—
Total distributions	(0.29)	(0.15)

Net asset value, end of period	$10.00	$10.23

Total return	0.60%	3.86	%(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$982,429	$678,272
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.51%	0.61	%(2)
Expense waiver	(0.07)%	(0.07	)%(2)
Total expenses after expense waiver	0.44%	0.54	%(2)
Net investment income	2.85%	3.32	%(2)
Portfolio turnover rate	20%	0	%(1)(3)

*	Commenced operations as of the close of business on July 1, 2015.

(1)	Not annualized.

(2)	Annualized.

(3)	Rounds to less than 0.005.

See accompanying Notes to Financial Statements.

45

ASPIRIANT DEFENSIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value, beginning of period	$9.77	$10.00

Income from Investment Operations:
Net investment income (loss)	0.11	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.53	(0.23)
Total from investment operations	0.64	(0.23)

Less Distributions:
From net investment income	(0.12)	—
From net realized gain	0.00 (1)	—
Total distributions	(0.12)	—

Net asset value, end of period	$10.29	$9.77

Total return	6.54%	(2.30	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$567,711	$127,729
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.35%	0.78	%(3)
Expense waiver	(0.07)%	(0.07	)%(3)
Total expenses after expense waiver	0.28%	0.71	%(3)
Net investment income (loss)	1.55%	(0.20	)%(3)
Portfolio turnover rate	16%	0	%(2)

*	Commenced operations as of the close of business on December 14, 2015.

(1)	Rounds to less than 0.005.

(2)	Not annualized.

(3)	Annualized.

See accompanying Notes to Financial Statements.

46

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS

February 28, 2017

1.	ORGANIZATION

Aspiriant Trust, which was organized on November 22, 2011, is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company (the “Trust”). The Trust currently consists of the following three diversified portfolios: Aspiriant Risk-Managed Equity Allocation Fund (formerly known as the Aspiriant Risk-Managed Global Equity Fund, the “Equity Allocation Fund”), which commenced operations on April 4, 2013, Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”), which commenced operations on July 1, 2015, and Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”, together with the Equity Allocation Fund and the Municipal Bond Fund, each individually referred to as a “Fund” or collectively, the “Funds”), which commenced operations on December 14, 2015. The Municipal Bond Fund commenced its operations after the conversion of the Advanced Capital Intelligence Global Income Opportunities Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser (as defined below) with investment policies, objectives, guidelines, and restrictions that were in all material respects equivalent to those of the Municipal Bond Fund. The Equity Allocation Fund has established two classes of shares: Advisor Shares and Institutional Shares. Only Advisor Shares have been offered and issued to date. The Municipal Bond Fund and the Defensive Allocation Fund have each established, offered and issued only one class of shares. The Funds’ investment objectives are as follows:

The Equity Allocation Fund - The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. Under normal circumstances, the Equity Allocation Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e., rights, warrants, futures contracts, swaps, equity options, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

The Municipal Bond Fund - The investment objective of the Municipal Bond Fund is to seek total return on investment through income exempt from regular federal income taxes and through capital appreciation. Under normal circumstances, the Municipal Bond Fund seeks to achieve its investment goal by investing at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), which may include a focus on the California municipal securities market. The Municipal Bond Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Municipal Bond Fund may invest in bonds of any maturity and duration. The Municipal Bond Fund may invest in securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Municipal Bond Fund may invest directly.

The Defensive Allocation Fund – The investment objective of the Defensive Allocation Fund is to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. Under normal circumstances, the Defensive Allocation Fund seeks to achieve its investment objective by investing primarily in underlying funds and may, to a limited extent, invest in separately managed accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (i.e., long-short

47

ASPIRIANT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

1.	ORGANIZATION (Continued)

strategies). The Defensive Allocation Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures, derivatives and other non-traditional strategies.

Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Board of Trustees (“Trustees”) of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(a)	Securities Valuations

Securities are valued at market value as of the regularly scheduled close of trading (generally 4:00 p.m. Eastern time) on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities including listed issues, are valued by using an evaluated mean price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices.

In the case of certain foreign securities, the local exchange close occurs at various times before the close of the NYSE. Therefore, foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local close prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time each Fund calculates its net asset value (“NAV”). Foreign currency exchange rates are generally determined at the close of the NYSE.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

The investments in private funds that are not publicly traded, such as limited partnerships, are typically valued using NAV as a practical expedient, as reported by the private funds’ managers and their agents, when the NAV is calculated in a manner consistent with measurement principles in FASB ASC Topic 946 for investment

48

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(a)	Securities Valuations (Continued)

companies. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

The Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

(b)	Derivatives

Enhanced disclosure about the Funds’ derivative and hedging activities can be found in Note 7.

i. Written Options

The Funds may write call options on a portion of their stock holdings in an effort to enhance returns with premiums received in connection with its option writing activity. The Funds may also write call or put options in conjunction with purchasing call or put options to enhance returns. Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Trust’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

During the year ended February 28, 2017, the Municipal Bond Fund and Defensive Allocation Fund have not written any option contracts. The premium amount and the number of option contracts written by the Equity Allocation Fund during the year ended February 28, 2017, were as follows:

	Number of Contracts	Premium Amount
Call options outstanding at March 1, 2016	11,311	$580,734
Put options outstanding at March 1, 2016	—	—
Call options written	24,696	1,510,437
Put options written	—	—
Call options closed	(36,007)	(2,091,171)
Put options closed	—	—
Options outstanding at February 28, 2017	—	$—

49

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Derivatives (Continued)

ii. Stock Index Futures

The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities and to equitize their cash flows. Investments in stock index futures may increase or decrease exposure to a particular market. A stock index future obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and its basis in the contract.

During the year ended February 28, 2017, the Municipal Bond Fund and Defensive Allocation Fund have not held or entered into any futures contracts. During the year ended February 28, 2017, the Equity Allocation Fund entered into 120 futures contracts. The monthly average volume of futures contracts held by the Equity Allocation Fund was 21 contracts.

(c)	Fair Value Measurements and Disclosures

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;

●

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads, cash collateral received as part of the securities lending program, and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

In May 2015, the FASB issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private funds valued at net asset value are no longer included in the fair value hierarchy. The Trust elected to adopt and apply ASU 2015-07. As a result of adopting ASU 2015-07, investments in Limited Partnerships with a fair value of $76,267,399 are excluded from the fair value hierarchy as of February 28, 2017.

The Trust measures the fair value of its investments that do not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, which may impact the

50

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Fair Value Measurements and Disclosures (Continued)

fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Trust is permitted to invest in private fund investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

The following is a summary of the inputs used, as of February 28, 2017, in valuing the Equity Allocation Fund‘s assets:

Investments	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$1,269,465	$—	$1,269,465
Austria	—	826,414	—	826,414
Belgium	—	1,389,719	—	1,389,719
Bermuda	14,284,176	1,202,593	—	15,486,769
Brazil	517,072	—	—	517,072
Canada	16,009,851	—	—	16,009,851
Cayman Islands	—	718,535	—	718,535
Chile	2,595,533	—	—	2,595,533
China	1,015,671	2,169,526	—	3,185,197
Colombia	838,470	—	—	838,470
Curacao	381,308	—	—	381,308
Denmark	148,951	1,940,770	—	2,089,721
Finland	—	161,750	—	161,750
France	—	1,986,198	—	1,986,198
Germany	137,365	2,559,988	—	2,697,353
Guernsey	5,827,313	—	—	5,827,313
Hong Kong	5,746,563	5,116,292	—	10,862,855
India	606,418	—	—	606,418
Indonesia	990,432	—	—	990,432
Ireland	682,570	499,587	—	1,182,157
Israel	2,875,417	1,069,198	—	3,944,615
Italy	106,724	524,685	—	631,409
Japan	6,512,579	17,279,378	—	23,791,957
Jersey	654,626	—	—	654,626
Luxembourg	322,913	—	—	322,913
Netherlands	549,631	201,100	—	750,731
New Zealand	—	794,065	—	794,065
Norway	—	1,253,691	—	1,253,691
Panama	46,718	—	—	46,718
Peru	85,952	—	—	85,952
Portugal	—	403,287	—	403,287

51

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Fair Value Measurements and Disclosures (Continued)

Investments	Level 1	Level 2	Level 3	Total
Common Stock (Continued)
Singapore	$187,045	$711,363	$—	$898,408
South Korea	2,259,154	—	—	2,259,154
Spain	—	835,942	—	835,942
Sweden	—	1,831,538	—	1,831,538
Switzerland	10,315,255	4,540,139	—	14,855,394
Taiwan	10,243,579	—	—	10,243,579
Thailand	180,380	—	—	180,380
United Kingdom	5,248,674	4,302,124	—	9,550,798
United States	179,941,417	—	—	179,941,417
Virgin Islands (British)	265,026	—	—	265,026
Exchange-Traded Funds	182,796,198	—	—	182,796,198
Open-End Mutual Fund	226,966,490	—	—	226,966,490
Preferred Stock
Germany	—	307,124	—	307,124
Short-Term Investments	25,643,303	88,397,830	—	114,041,133
Total Investments	$704,982,774	$142,292,301	$—	$847,275,075

The following is a summary of the inputs used, as of February 28, 2017, in valuing the Municipal Bond Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedules of Investments:

Investments	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Municipal Bonds	$—	$515,558,430	$—	$—	$515,558,430
Closed-End Mutual Funds	9,130,959	—	—	—	9,130,959
Open-End Mutual Funds	321,216,602	—	—	—	321,216,602
Limited Partnerships*	—	—	—	76,267,399	76,267,399
Short-Term Investment	58,452,066	—	—	—	58,452,066
Total Investments	$388,799,627	$515,558,430	$—	$76,267,399	$980,625,456

*

Includes Municipal Bond Fund’s investment in Anchorage Illiquid Opportunity II LP (“Anchorage”) fair valued at $36,295 as of February 28, 2017. As of February 29, 2016, the Municipal Bond Fund’s investment in Anchorage was included as a Level 2 investment in a fair value hierarchy.

52

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the inputs used, as of February 28, 2017, in valuing the Defensive Allocation Fund’s assets:

Investments	Level 1	Level 2	Level 3	Total
Alternative Diversifiers	$204,356,606	$—	$—	$204,356,606
Core Diversifiers	330,434,991	—	—	330,434,991
Exchange-Traded Fund	19,970,916	—	—	19,970,916
Short-Term Investment	31,324,002	—	—	31,324,002
Total Investments	$586,086,515	$—	$—	$586,086,515

As of February 28, 2017, the Funds did not hold any Level 3 securities. For the year ended February 28, 2017, there were no transfers among levels.

(d)	Security Transactions and Related Investment Income

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern time on February 28, 2017.

ii.

Purchases and sales of investment securities, income and expenses are recorded at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

53

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Securities Lending

The Funds may participate in a securities lending program, providing portfolio securities to brokers, dealers, and financial institutions. When the Funds participate in securities lending they will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds receive cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 102% of the prior day’s market value on securities loaned. Investment transactions, including securities on loan and the related collateral, are recorded on a trade date basis. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Securities Valuations” in Note 2 of the Notes to the Financial Statements. When the Funds lend their portfolio securities, they are subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Funds may lose certain investment opportunities. The Funds also are subject to the risks associated with the investments of cash collateral received from the borrower.

For the year ended February 28, 2017, the Municipal Bond Fund and Defensive Allocation Fund had not participated in a securities lending program. The Equity Allocation Fund’s securities on loan were appropriately collateralized at February 28, 2017. Cash collateral received as part of the Equity Allocation Fund’s securities lending program was invested in the following securities as of February 28, 2017:

Description	Value
Time Deposit with Bank Of Tokyo UFJ Ltd, London, 0.64% *	$2,800,000
Time Deposit with Bank Of Montreal, London, 0.67% *	2,800,000
Time Deposit with Skandanaviska Enskilda Banken, 0.66% *	2,800,000
Time Deposit with National Bank Of Canada, London, 0.60% *	2,800,000
Time Deposit with Australia New Zealand, London, 0.69% *	2,800,000
Time Deposit with Credit Agricole SA, London, 0.68% *	2,800,000
Time Deposit with Landesbank Baden Wuerttemberg, Stuttgart, 0.70% *	2,800,000
Time Deposit with National Australia Bank, London, 0.65% *	2,800,000
Time Deposit with Den Norske Bank, Oslo, 0.65% *	2,800,000
Time Deposit with Rabobank Netherlands, 0.65% *	2,800,000
Time Deposit with Nordea Bank, New York, 0.56% *	2,000,000
Time Deposit with Svenska GC, 0.55% *	2,000,000
Repurchase Agreement with Deutsche Bank Securities, Inc., 0.53% *	8,000,000
Repurchase Agreement with HSBC Securities, Inc., 0.50% *	8,000,000
Repurchase Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.52% *	2,668,716
Repurchase Agreement with Mizuho Securities USA, Inc., 0.53% *	5,100,000
Repurchase Agreement with Natixis, New York, 0.70% *	5,000,000
Repurchase Agreement with RBC Capital Markets, 0.51% *	2,000,000
Repurchase Agreement with Societe Generale, New York, 0.53% *	10,000,000
Repurchase Agreement with Societe Generale, New York, 0.52% *	5,000,000
Time Deposit with Bank Of Montreal, London, 0.67% *	500,000
Time Deposit with Bred Banque Populaire, 0.77% *	2,800,000
Time Deposit with Standard Chartered London, 0.68% *	2,800,000
Total	$83,868,716

*	The rate shown is the annualized 7-day yield as of February 28, 2017.

54

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Securities Lending (Continued)

As of February 28, 2017 the Equity Allocation Fund held non-cash collateral in the amount of $4,529,114 which consisted of U.S. Treasury Securities.

The Equity Allocation Fund pays a portion of net revenue from securities lending to JPMorgan Chase Bank, N.A. (“JPM”) for its services as the securities lending agent. The securities lending income as shown in the Statement of Operations is net of these expenses. For the year ended February 28, 2017, the Equity Allocation Fund paid $89,577 to JPM from securities lending revenue.

(g)	Distributions to Shareholders

The Municipal Bond Fund intends to pay dividends from net investment income at least quarterly. The Equity Allocation Fund and Defensive Allocation Fund intend to pay dividends from net investment income at least annually. The Funds intend to distribute all or substantially all of their net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of each individual Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

(h)	Amortization

Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(j)	Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no federal income tax provision is required.

55

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Federal Income Taxes (Continued)

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years if the Funds have been in existence for less than five years. As of and during the year ended February 28, 2017, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICES PROVIDERS

(a)	Investment Advisory Fees

The Adviser provides investment advisory services to the Funds pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust. In consideration for such services the Funds will pay the Adviser a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears. Pursuant to an administrative services agreement (the “Administration Agreement”) with the Trust, the Adviser is entitled to a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears, for providing administrative services to the Funds that include the selection and monitoring of investment sub-advisers, negotiation of investment sub-advisory agreements, data gathering regarding investments, liaison with outside service providers such as the administrator, transfer agent, custodian, auditors and accountants, creation of investor communications, and other such activities.

Equity Allocation Fund – Under the Administration Agreement, the Equity Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. Effective August 1, 2015, the Adviser has agreed to voluntarily waive a portion of the fee under the Administration Agreement that is not subject to recoupment. For the period from August 1, 2015 to October 31, 2015, the Adviser voluntarily agreed to waive expenses at a rate of 0.05% of average daily net assets such that the Fund was incurring a net expense at a rate of 0.05% of average daily net assets. Effective November 1, 2015 through the current year ended February 28, 2017, the Adviser voluntarily agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net expense at a rate of 0.03% of average daily net assets. For the year ended February 28, 2017, the Adviser voluntarily waived $409,442 under the Administration Agreement.

Effective August 5, 2016 under the Advisory Agreement, the Equity Allocation Fund pays the Adviser at an annual rate of 0.24% of average daily net assets. For the period from July 1, 2016 to August 4, 2016, the Equity Allocation Fund paid the adviser at an annual rate of 0.40% of average daily net assets under the Advisory Agreement. For the period from November 1, 2015 to June 30, 2016, the Equity Allocation Fund paid the adviser at an annual rate of 0.50% of average daily net assets under the Advisory Agreement. For the period from August 1, 2015 to October 31, 2015, the Equity Allocation Fund paid the adviser at an annual rate of

56

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICES PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

0.60% of average daily net assets under the Advisory Agreement. For the period from May 1, 2015 to July 31, 2015, the Equity Allocation Fund paid the Adviser at an annual rate of 0.75% of average daily net assets under the Advisory Agreement. Prior to May 1, 2015, the Equity Allocation Fund paid the Adviser at an annual rate of 0.95% of average daily net assets under the Advisory Agreement.

Municipal Bond Fund – Under the Administration Agreement, the Municipal Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. Effective July 1, 2015, upon commencement of operations, the Adviser has agreed to voluntarily waive a portion of the fee under the Administration Agreement that is not subject to recoupment. Effective July 1, 2015 through the current year ended February 28, 2017, the Adviser voluntarily agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Municipal Bond Fund was incurring a net expense at a rate of 0.03% of average daily net assets. For the year ended February 28, 2017, the Adviser voluntarily waived $567,791 under the Administration Agreement.

Effective August 5, 2016, under the Advisory Agreement, the Municipal Bond Fund pays the Adviser at an annual rate of 0.27% of average daily net assets. For the period from July 1, 2016 to August 4, 2016, under the Advisory Agreement, the Municipal Bond Fund paid the Adviser at an annual rate of 0.30% of average daily net assets. For the period from November 1, 2015 to June 30, 2016, under the Advisory Agreement, the Municipal Bond Fund paid the Adviser at an annual rate of 0.35% of average daily net assets. Prior to November 1, 2015, the Municipal Bond Fund paid the Adviser at an annual rate of 0.42% of average daily net assets under the Advisory Agreement.

Defensive Allocation Fund – Under the Administration Agreement, the Defensive Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. Effective December 14, 2015, upon commencement of operations, the Adviser has agreed to voluntarily waive a portion of the fee under the Administration Agreement that is not subject to recoupment. Effective December 14, 2015 through the current year ended February 28, 2017, the Adviser voluntarily agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Defensive Allocation Fund was incurring a net expense at a rate of 0.03% of average daily net assets. For the year ended February 28, 2017, the Adviser voluntarily waived $241,143 under the Administration Agreement.

Under the Advisory Agreement, the Defensive Allocation Fund pays the Adviser at an annual rate of 0.10% of average daily net assets.

Effective February 1, 2017, the Adviser, the Equity Allocation Fund and the Municipal Bond Fund have entered into an advisory fee limitation agreement (“Advisory Fee Limitation Agreement”) under which the Adviser has agreed to waive a portion of its advisory fee of each Fund that is not subject to recoupment. Effective February 1, 2017, the Adviser has agreed to waive its advisory fee from 0.24% to 0.16% and from 0.27% to 0.24% for Equity Allocation Fund and Municipal Bond Fund, respectively, through June 30, 2018. The Defensive Allocation Fund is not subject to Advisory Fee Limitation Agreement. This arrangement may be terminated only by the Trust’s Board of Trustees. During the year ended February 28, 2017, the Adviser waived $45,408 and $22,045 of its advisory fees for Equity Allocation Fund and Municipal Bond Fund, respectively.

The Adviser, the Equity Allocation Fund and the Municipal Bond Fund have entered into an expense limitation and reimbursement agreement (“Expense Limitation Agreement”) under which the Adviser has agreed to pay or absorb the ordinary operating expenses of each Fund (which excludes any acquired fund fees and expenses, interest expenses, taxes, brokerage commissions, dividend costs relating to short sales and extraordinary

57

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICES PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

expenses of each Fund) to the extent necessary to limit the annualized operating expenses for the Equity Allocation Fund’s Advisor Shares to 2.25% and the Municipal Bond Fund to 1.00% of each Fund’s average daily net asset value (the “Expense Limitation”). The Defensive Allocation Fund is not subject to an expense limitation and reimbursement agreement. In consideration of the Adviser’s agreement to limit each Fund’s expenses, each Fund will carry forward the amount of expenses paid or absorbed in excess of the Expense Limitation for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts, but only to the extent it does not cause each Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of February 28, 2017, there were no amounts waived or assumed that are subject for recoupment by Adviser by each Fund.

(b)	Sub-Advisory Fees

Aperio Group, LLC (“Aperio”), Acadian Asset Management LLC (“Acadian”), and Wells Capital Management Inc. (“WellsCap”) serve as the sub-advisers of the Equity Allocation Fund. Parametric Risk Advisors, LLC (“PRA”) served as the sub-adviser for the options overlay strategy of the Equity Allocation Fund until June 23, 2016. AQR Capital Management, LLC (“AQR”) served as the sub-adviser for the global equity strategy of the Equity Allocation Fund until August 11, 2016. Equity Investment Corporation (“EIC”) served as the sub-advisers for the quality strategy of the Equity Allocation Fund until September 30, 2016. Nuveen Asset Management, LLC and WellsCap serve as the sub-advisers of the Municipal Bond Fund. The Adviser pays a portion of its advisory fee to the sub-advisers for sub-advisory services they provide to the Funds.

(c)	Custodian Fees

JPM serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

(d)	Fund Accounting Fees

JPM also serves as the Trust’s fund accounting agent.

(e)	Administration Fees

UMB Fund Services, Inc. (“UMBFS”) serves as the Trust’s administrator and provides various administrative services necessary for the operations of the Trust including facilitating general Fund management; supervising the maintenance of each individual Fund’s general ledger, the preparation of the Funds’ financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports.

(f)	Transfer Agent Fees

UMBFS also serves as a Trust’s Transfer Agent and dividend disbursing agent.

58

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICES PROVIDERS (Continued)

(g)	Trustees’ Fees

Certain Trustees and officers of the Trust are officers of the Adviser. Effective August 3, 2016, each Trustee receives an annual retainer of $40,000, as well as $2,000 for each telephonic meeting that he or she attends, plus reimbursement of related expenses. Prior to August 3, 2016, the Trust compensated only Trustees that were not affiliated with the Adviser. For the period from July 1, 2015 to August 2, 2016 the annual retainer was $35,000. Prior to July 1, 2015, the annual retainer was $25,000. Also, effective August 3, 2016, the Chair of the Audit Committee is paid an additional $7,500 per year. Previously, the Chair of the Audit Committee was paid an additional $5,000 per year.

4.	INVESTMENT TRANSACTIONS

For the year ended February 28, 2017, cost of purchases and proceeds from sales and dispositions of portfolio securities, other than short-term investments, amounted to $837,786,356 and $487,882,853, respectively, for the Equity Allocation Fund, $519,174,933 and $152,276,505, respectively, for the Municipal Bond Fund, and $494,795,492, and $51,731,092 respectively, for the Defensive Allocation Fund.

5.	COMMITMENTS

The Municipal Bond Fund had a commitment to invest up to $3,000,000 in Anchorage that it obtained from the transfer in kind with the Private Fund. To date, the Municipal Bond Fund has invested $2,154,136, including investment by the Private Fund. Effective September 30, 2016, the general partner of Anchorage has cancelled all outstanding unfunded commitments.

6.	FEDERAL TAX INFORMATION

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of February 28, 2017, the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund had $457,461, $1,148,312 and $0, respectively, of post-October capital losses which were deferred until March 1, 2017 for tax purposes.

As of February 28, 2017 the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund had $0, $0 and $199,311, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of each Fund’s next taxable year.

At February 28, 2017, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund
Cost of investments	$798,486,510	$975,299,852	$570,970,524

Gross unrealized appreciation	53,829,890	19,469,174	18,693,439
Gross unrealized depreciation	(5,041,325)	(14,143,570)	(3,577,448)

Net unrealized appreciation on investments	$48,788,565	$5,325,604	$15,115,991

59

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

6.	FEDERAL TAX INFORMATION (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of the net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2017, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows.

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Allocation Fund	$(2,200)	$81,111	$(78,911)
Municipal Bond Fund	2,020,119	72,392	(2,092,511)
Defensive Allocation Fund	(3,265)	747,162	(743,897)

As of February 28, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund
Undistributed ordinary income	$675,021	$—	$416,896
Undistributed tax-exempt income	—	4,587,614	—
Undistributed long-term capital gains	—	—	1,119,561
Tax accumulated earnings	675,021	4,587,614	1,536,457
Accumulated capital and other losses	(541,669)	(1,148,312)	(199,311)
Unrealized appreciation/(depreciation) on investments	48,788,565	5,325,604	15,115,991
Unrealized depreciation on foreign currency	(6,040)	—	—
Total accumulated earnings	$48,915,877	$8,764,906	$16,453,137

The tax character of the distributions paid by the Equity Allocation Fund during the years ended February 28, 2017 and February 29, 2016 is as follows:

	2017	2016
Distributions paid from:
Ordinary income	$11,961,644	$11,756
Net long term capital gains	3,510,216	7,625,877
Total taxable distributions	15,471,860	7,637,633
Total distributions paid	$15,471,860	$7,637,633

60

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

6.	FEDERAL TAX INFORMATION (Continued)

The tax character of the distributions paid by the Municipal Bond Fund during the years ended February 28, 2017 and February 29, 2016 is as follows:

	2017	2016
Distributions paid from:
Ordinary income	$172,966	$—
Net long term capital gains	980,889	—
Total taxable distributions	1,153,855	—
Tax-Exempt Dividends	21,388,272	9,240,415
Total distributions paid	$22,542,127	$9,240,415

The tax character of the distributions paid by the Defensive Allocation Fund during the year ended February 28, 2017 is as follows:

2017
Distributions paid from:
Ordinary income	$5,863,886
Net long term capital gains	15,218
Total taxable distributions	5,879,104
Total distributions paid	$5,879,104

7.	OTHER DERIVATIVE INFORMATION

(a)	Derivative Investment Holdings Categorized by Risk Exposure

During the year ended February 28, 2017, the Municipal Bond Fund and Defensive Allocation Fund did not hold any derivative investments. During the year ended February 28, 2017, the Equity Allocation Fund held derivative contracts, however, there were no derivative investments held as of February 28, 2017. For the year ended February 28, 2017, the effect of derivative contracts on the Equity Allocation Fund’s Statement of Operations was as follows:

	Statement of Operations
Risk exposure category	Derivative instrument	Realized gain (loss) on derivatives recognized in income	Change in unrealized appreciation (depreciation) on derivatives recognized in income
Equity price risk	Written Options	$(941,221)	$(135,884)
Equity price risk	Futures Contracts	202,314	278,647

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ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2017

8.	NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which is intended to enhance “the accounting for the amortization of premiums for purchased callable debt securities.” The ASU’s amendments are effective for annual periods beginning after December 15, 2018. Early adoption is permitted. Management is evaluating the impact of the ASU’s amendments on the Trust.

9.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to or disclosure in the financial statements.

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ASPIRIANT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aspiriant Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aspiriant Trust, comprising the Aspiriant Risk-Managed Equity Allocation Fund (formerly “Aspiriant Risk-Managed Global Equity Fund”), Aspiriant Defensive Allocation Fund, and Aspiriant Risk-Managed Municipal Bond Fund (each, a “Fund’’, collectively, the “Funds”) as of February 28, 2017, and the related statements of operations for the years then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
April 28, 2017

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ASPIRIANT TRUST

OTHER INFORMATION

February 28, 2017 (Unaudited)

APPROVAL OF SUB-ADVISORY AGREEMENTS FOR ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

At meetings held on November 2, 2016 and January 26, 2017, the Board considered the approval of proposed sub-advisory agreements between the Adviser and (1) Wells Capital Management, Inc. (“WellsCap”) and (2) Acadian Asset Management LLC (“Acadian”; together with WellsCap, the “Sub-Advisers”), respectively, with respect to the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”).

After the initial two-year term, the agreements must be approved annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to continue the agreements for an additional one-year term. In preparation for such meetings, the Board will request and review a wide variety of information from the Sub-Advisers.

In considering whether to approve the sub-advisory agreements between the Adviser and Sub-Advisers with respect to the Fund, the Trustees requested and reviewed materials from the Sub-Advisers to help the Trustees evaluate the Sub-Advisers’ fees under the agreements. Representatives from the Sub-Advisers provided overviews of their advisory business and discussed their investment personnel, investment processes, and investment experience. The Board discussed the written materials, the Sub-Advisers’ oral presentations, and other relevant information that the Board received, and considered the approval of the agreements in light of this information. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board are addressed in more detail below.

Sub-Advisory Agreement between the Adviser and WellsCap

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services to be provided by WellsCap to the Fund, the Board reviewed the proposed services and the qualification and background of the portfolio managers proposed to be responsible for the day-to-day management of WellsCap’s portion of the Fund. The Board noted its comprehensive review of WellsCap in April 2016 when it had considered and approved WellsCap as a sub-adviser to another series of the Trust. At that time, the Board considered WellsCap’s organizational structure, personnel, experience, investment operations, compliance program, and other relevant information, including information relating to the financial condition of WellsCap to determine whether adequate resources were available to provide a high level of service. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by WellsCap.

Performance

The Board reviewed the comparable account composite performance provided by WellsCap, noting periods of outperformance and underperformance relative to the composite’s comparative index. The Board also noted that the composite’s performance was achieved with less volatility than the comparative index. The Board concluded that, within the context of its full deliberations, the Fund should be in a position to benefit from the expertise of WellsCap in managing its comparable accounts.

Cost of Services

The Board reviewed the proposed sub-advisory fee and comparative fee information, noting that the proposed fee was lower than WellsCap’s standard fee to manage assets of comparable accounts. The Board noted that the Adviser would be responsible for paying WellsCap out of the advisory fee it receives from the Fund. The Board concluded that the proposed fee was fair and reasonable in light of the services that the Fund expects to receive.

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ASPIRIANT TRUST

OTHER INFORMATION (Continued)

February 28, 2017 (Unaudited)

Profitability

The Board reviewed information about the estimated profitability of the Fund to WellsCap and considered whether the level of profitability was reasonable and justified in light of the quality of the services proposed to be rendered to the Fund. The Board concluded that, within the context of its full deliberations, the expected profitability to WellsCap is within the range the Board considered reasonable.

Economies of Scale

The Board considered the potential for economies of scale and noted that WellsCap’s fee schedule includes breakpoints.

Ancillary Benefits

The Board noted the potential benefits to be received by WellsCap as a result of its relationship with the Fund (other than the sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the agreement are fair and reasonable; (ii) concluded that the fee to be paid to WellsCap is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the agreement for an initial term of two years.

Sub-Advisory Agreement between the Adviser and Acadian

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services to be provided by Acadian to the Fund, the Board reviewed the background and experience of Acadian’s senior management. The Board also considered information pertaining to Acadian’s organizational structure, investment operations, and other relevant information, including information relating to the financial condition of Acadian to determine whether adequate resources were available to provide a high level of service to the Fund. The Board reviewed information regarding the qualifications, backgrounds, and responsibilities of the portfolio managers proposed to be responsible for the day-to-day management of Acadian’s portion of the Fund. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Acadian.

Performance

The Board reviewed the comparable account composite performance provided by Acadian, noting periods of outperformance relative to the composite’s comparative index. The Board noted that the composite’s performance was achieved with less volatility than the composite’s comparative index. The Board concluded that, within the context of its full deliberations, the Fund should be in a position to benefit from the expertise of Acadian in managing its comparable accounts.

Cost of Services

The Board reviewed the proposed sub-advisory fee, noting that it was lower than Acadian’s standard fee to manage assets using the strategies it would use to manage its portion of the Fund. The Board noted that the Adviser would be responsible for paying Acadian out of the advisory fee it receives from the Fund. The Board concluded that the proposed fee was fair and reasonable in light of the services that the Fund expects to receive.

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ASPIRIANT TRUST

OTHER INFORMATION (Continued)

February 28, 2017 (Unaudited)

Profitability

The Board reviewed information about the estimated profitability of the Fund to Acadian and considered whether the level of profitability was reasonable and justified in light of the quality of the services proposed to be rendered to the Fund. The Board concluded that, within the context of its full deliberations, the expected profitability to Acadian is within the range the Board considered reasonable.

Economies of Scale

The Board considered the potential for economies of scale and noted that Acadian’s fee schedule includes breakpoints.

Ancillary Benefits

The Board noted the potential benefits to be received by Acadian as a result of its relationship with the Fund (other than sub-advisory fees), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the agreement are fair and reasonable; (ii) concluded that the fee to be paid to Acadian is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the agreement for an initial term of two years.

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ASPIRIANT TRUST

OTHER INFORMATION (Continued)

February 28, 2017 (Unaudited)

QUALIFIED DIVIDEND INCOME

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund designate income dividends of 98.84%, 0% and 65.72%, respectively, as qualified dividend income paid during the year ended February 28, 2017.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

As of February 28, 2017, dividends paid by the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, which are not designated as capital gain distributions, should be multiplied by 26.30%, 0% and 29.40%, respectively, to arrive at the amount eligible for the corporate dividend received deduction.

LONG-TERM CAPITAL GAINS DESIGNATION

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, hereby designates $3,510,216, $980,889 and $15,218, respectively, as long-term capital gains distributed during the year ended February 28, 2017.

TAX-EXEMPT INCOME DESIGNATION

For Federal income tax purposes, the Municipal Bond Fund designates tax-exempt dividends of $21,388,272, or the amount determined to be necessary, for the year ended February 28, 2017.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-877-997-9971 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.aspiriantfunds.com.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling 1-877-997-9971 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ASPIRIANT TRUST

EXPENSE EXAMPLE

February 28, 2017 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses of each Fund. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of each Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 to February 28, 2017.

ACTUAL EXPENSES

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account value and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in each Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

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ASPIRIANT TRUST

EXPENSE EXAMPLE (Continued)

February 28, 2017 (Unaudited)

Risk-Managed Equity Allocation Fund	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2016 to February 28, 2017(1)
Actual	$ 1,000.00	$ 1,043.00	0.39%	$ 1.99
Hypothetical	$ 1,000.00	$ 1,023.06	0.39%	$ 1.97

Risk-Managed Municipal Bond Fund	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2016 to February 28, 2017(1)
Actual	$ 1,000.00	$ 972.50	0.41%	$ 2.01
Hypothetical	$ 1,000.00	$ 1,022.96	0.41%	$ 2.06

Defensive Allocation Fund	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Annualized Expense Ratio(1)	Expense Paid During the Period from September 1, 2016 to February 28, 2017(1)
Actual	$ 1,000.00	$ 1,031.60	0.26%	$ 1.31
Hypothetical	$ 1,000.00	$ 1,023.71	0.26%	$ 1.30

(1)

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

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ASPIRIANT TRUST

TRUSTEES AND OFFICERS

February 28, 2017 (Unaudited)

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. Le Roy Age 69	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	3	Advisors Series Trust (12/08-11/10)
Robert D. Taylor Age 55	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	3	None

Interested Trustee
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert M. Wagman* Age 65	Trustee/Chairman	Indefinite; since 2013	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	3	None

*	Mr. Wagman is an “interested person” of the Trust as defined in the 1940 Act because he was employed by the Adviser within the past two years.

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling toll-free 1-877-997-9971.

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ASPIRIANT TRUST

TRUSTEES AND OFFICERS (Continued)

February 28, 2017 (Unaudited)

Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais Age 51	President	Indefinite; since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 45	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Michael H. Kossman Age 52	Vice President	Indefinite; since 2012	Chief Operating Officer (2012 -present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC
Douglas S. Hendrickson Age 47	Treasurer	Indefinite; since 2016

Chief Financial Officer, Aspiriant, LLC (2016-present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)

Benjamin D. Schmidt Age 40	Assistant Treasurer; Secretary, Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

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ASPIRIANT TRUST

PRIVACY POLICY

FACTS	WHAT DOES ASPIRIANT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aspiriant Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Aspiriant Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For marketing purposes – to offer our products and services to you.	No	Do Not Share
For joint marketing with other financial companies.	No	Do Not Share
For our affiliates’ everyday business purposes – information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness.	No	Do Not Share
For our affiliates to market to you.	No	Do Not Share
For nonaffiliates to market to you.	No	Do Not Share

Questions?	Call 1.877.997.9971

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ASPIRIANT TRUST

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Aspiriant Funds

What we do
How does Aspiriant Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

With respect to online privacy, we employ certain internet and email specific practices to maintain the security of your online sessions, including but not limited to firewall barriers, encryption and authentication procedures.

How does Aspiriant Funds collect my personal information?

We collect you personal information, for example, when you:

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Aspiriant Funds has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Aspiriant Funds does not share with nonaffiliates so they can market to you.

● Nonaffiliates we share with can include: attorneys, accountants, custodians, brokers, service providers, banks and other financial advisors and institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Aspiriant Funds does not jointly market.

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ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Advisor Shares (Ticker RMEAX)

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

(Ticker RMMBX)

ASPIRIANT DEFENSIVE ALLOCATION FUND

(Ticker RMDFX)

Each a series of Aspiriant Trust

INVESTMENT ADVISER

Aspiriant, LLC
11100 Santa Monica Blvd., Suite 600
Los Angeles, CA 90025

SUB-ADVISERS

Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110

Aperio Group, LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, CA 94105

AUDITORS

Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

CUSTODIAN

JPMorgan Chase Bank, N.A.
Seaport Center, 70 Fargo Street
Boston, MA 02210-1950

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

TRANSFER AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

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Item 2. Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Mr. Michael D. LeRoy possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. LeRoy as “audit committee financial expert.” Mr. LeRoy is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended February 29, 2016	$114,000
Fiscal year ended February 28, 2017	$119,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended February 29, 2016	None
Fiscal year ended February 28, 2017	None

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended February 29, 2016	$21,500
Fiscal year ended February 28, 2017	$22,500

(d) All Other Fees.

Fiscal year ended February 29, 2016	None
Fiscal year ended February 28, 2017	None

The aggregate fees billed for the past two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended February 29, 2016	None
Fiscal year ended February 28, 2017	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(b) Not applicable.
(c) Not applicable.
(d) Not applicable.

(f) None.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(1)	Code of Ethics as required by Item 2. Filed herewith.

(2)
Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)
Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Aspiriant Trust

By	/s/ Robert J. Francais
Title	Robert J. Francais, President

Date	05/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert J. Francais
Title	Robert J. Francais, President

Date	05/08/2017

By	/s/ Douglas S. Hendrickson
Title	Douglas S. Hendrickson, Treasurer and Principal Financial Officer

Date	05/08/2017